Exhibit 10.19

AGREEMENT FOR PURCHASE AND SALE

LIM Healthcare Portfolio II – Thirteen Properties

THIS AGREEMENT FOR PURCHASE AND SALE (this “Agreement”) is made and entered into as of the Effective Date by and among American Realty Capital VII, LLC, a Delaware limited liability company (“Buyer”), and each of the entities listed on Exhibit A, attached hereto (collectively, “Sellers”, and each, individually, a “Seller”).

In consideration of the mutual promises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1.                  Terms and Definitions. The terms listed below shall have the respective meaning given them as set forth adjacent to each term.

(a)                “Arrowhead II Property” shall mean the Property (as defined herein) commonly known as Arrowhead Medical Plaza II, located at 18700 N. 64th Drive, Glendale, Arizona 85308, as more particularly described on Exhibit B-1 attached hereto and made a part hereof.

(b)               “Broker” shall mean CBRE, acting as Sellers’ agent with respect to the Creekside Property, the Stockbridge Property and the Village Center Property (as each such capitalized term is defined below).

(c)                “Closing” shall mean the consummation of the transaction contemplated herein, which shall occur on one or more dates, subject to any applicable extension periods set forth in this Agreement; provided, however, in no event shall any Closing occur prior to the expiration of the Due Diligence Period (as defined herein). The Closing of each Encumbered Property (as defined herein) shall occur on the date that is five (5) business days following the applicable Lender’s (as defined herein) approval of the Loan Assumption (as defined herein). Buyer and Seller shall cooperate to close the Encumbered Properties in tranches of two (2) or more Properties based on the anticipated timing of the approvals of the Loan Assumption and the commonality of loan servicers among the Encumbered Properties; provided that Buyer shall provide Seller with no less than five (5) business days’ notice of its intent to close any Encumbered Property. The Closing of the Unencumbered Properties shall occur on the date that is five (5) business days after the last day of the Due Diligence Period unless the Buyer waives the full Due Diligence Period and elects to close earlier by providing written notice thereof to Sellers. Notwithstanding the foregoing, Buyer shall have a one-time right to adjourn any Closing up to fifteen (15) business days.  The dates of each Closing are sometimes hereinafter referred to as the “Closing Dates”, and each a “Closing Date”. Neither party will need to be present at any Closing, it being anticipated that the parties will deliver all Closing documents and deliverables in escrow to the Escrow Agent prior to the date of each Closing.

(d)               “Due Diligence Period” shall mean (i) with respect to the Unencumbered Properties, the period beginning upon the Effective Date and extending until 8:59 PM EST on the date that is thirty (30) days thereafter, and (ii) with respect to the Encumbered Properties, the period beginning upon the Effective Date and extending until 8:59 PM EST on the date that is forty-five (45) days thereafter. Notwithstanding the forgoing, the Due Diligence Period for the Arrowhead II Property shall not commence until Buyer has received written evidence that Seller has obtained partnership approval to consummate the transactions contemplated herein with respect to such Property. Sellers shall deliver to Buyer or make available to Buyer via an accessible due diligence website all of the Due Diligence Materials, to the extent within Sellers’ possession or control, within two (2) business days after the Effective Date, and for each day that passes thereafter until all of the Due Diligence Materials are delivered or made available to Buyer, the Due Diligence Period and the Closing Dates shall be extended by one (1) business day.

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(e)                “Earnest Money” shall mean Three Million and No/100 Dollars ($3,000,000.00). The Earnest Money shall be delivered to Escrow Agent within three (3) business days after the Effective Date. The Earnest Money shall be deposited by Buyer in escrow with Escrow Agent, to be applied as part payment of the Purchase Price at the time of Closing, or disbursed as agreed upon in accordance with the terms of this Agreement. Sellers and Buyer each shall pay one-half of all reasonable escrow fees charged by Escrow Agent.

(f)                “Effective Date” This Agreement shall be signed by both Sellers and Buyer. The date that is one (1) business day after the date of execution and delivery of this Agreement by both Sellers and Buyer shall be the “Effective Date” of this Agreement.

(g)               “Encumbered Properties” shall mean those Properties commonly known as (i) Benedictine Cancer Center, located at 111 Mary's Avenue, Kingston, New York 12401, (ii) Cushing Center, located at 624 McClellan Street, Schenectady, New York 12304, (iii) Medical Center of New Windsor, located at 575 Hudson Valley Avenue, New Windsor, New York 12553, (iv) New Paltz Medical Center, located at 279 Main Street, New Paltz, New York 12561, (v) Plank Medical Center, located at 648 Plank Road, Clifton Park, New York 12065 (the “Plank Property”), (vi) Slingerlands Crossing Phase I, located at 1240 New Scotland Road, Bethlehem, New York 12159, (vii) Slingerlands Crossing Phase II, located at 1220 New Scotland Road, Bethlehem, New York 12159, (viii) Bowie Gateway Medical Center, located at 4175 N. Hanson Court, Bowie, Maryland 20716, (ix) Creekside MOB, located at 6095 Professional Parkway, Douglasville, Georgia 30134 (the “Creekside Property”), and (x) 310 Lafayette MOB, located at 310 Lafayette Avenue SE, Grand Rapids, Michigan 49503 (the “310 Lafayette Property”), each as more particularly described on either Exhibit B-1 and B-2 attached hereto, as applicable. Each of the Encumbered Properties is referred to herein as an “Encumbered Property.”

(h)               “Escrow Agent” shall mean Stewart Title Guaranty Company, whose address is One Washington Mall - Suite 1400, Boston, MA 02108, Attention: Annette Comer, Telephone: 617-933-2441, Telecopy: 617-727-8372; E-Mail: acomer@stewart.com. The parties agree that the Escrow Agent shall be responsible for (x) organizing the issuance of the Title Commitment (hereinafter defined) and Title Policy (hereinafter defined), (y) preparation of the closing statement, and (z) collection and disbursement of the funds.

(i)                 “Ground Lessors” shall mean each of the ground lessors for the Properties subject to a Ground Lease, as set forth on Schedule 1(g), attached hereto. Each of the Ground Lessors may be referred to herein individually as a Ground Lessor or the Ground Lessor.

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(j)                 “Guarantors” shall mean the guarantors, if any, of the Leases. Each of the Guarantors may be referred to herein individually as a “Guarantor” or the “Guarantor.”

(k)               “Guaranties” shall mean the guaranties executed by the Guarantors. Each of the Guaranties may be referred to herein individually as a “Guaranty” or the “Guaranty.”

(l)                 “Leases” shall mean those certain Leases described on Schedule 1(j) attached hereto and made a part hereof and referred to in Section 6(b)(i) of this Agreement between Sellers, as landlord, and the tenants described on Schedule 1(j) attached hereto, as tenant (each tenant, individually, a “Tenant”, and collectively, the “Tenants”), as amended. Each of the Leases may be referred to herein individually as a “Lease” or the “Lease.”

(m)             “Properties” shall mean (i) the rights of Sellers, as applicable, as ground lessee under those certain seven (7) ground leases listed on Schedule 1(g), attached hereto (individually, a “Ground Lease”, and collectively, the “Ground Leases”), covering those certain parcels of real property more particularly described on Exhibit B-1, attached hereto and incorporated herein (the “Leasehold Properties”) together with all buildings, facilities and other improvements located thereon (collectively, the “Improvements”); (ii) the rights of Sellers, as applicable, as owners of the fee simple interest in those certain six (6) parcels of real property more particularly described on Exhibit B-2, attached hereto and incorporated herein (the “Fee Simple Properties”) together with all Improvements located thereon; (iii) [Intentionally Omitted]; (iv) all right, title and interest of Sellers under the Leases and all security deposits (if any) that Sellers are holding pursuant to the Leases; (v) all right, title and interest of Sellers in all machinery, furniture, equipment and items of personal property of Sellers attached or appurtenant to, located on or used in the ownership, use, operation or maintenance of the Properties or the Improvements (collectively, the “Personalty”); (vi) all right, title and interest of Sellers, if any, to any unpaid award for (1) any taking or condemnation of the Properties or any portion thereof, or (2) any damage to the Properties or the Improvements by reason of a change of grade of any street or highway; (vii) all easements, licenses, rights and appurtenances relating to any of the foregoing; and (viii) all right, title and interest of Sellers in and to any warranties, tradenames, logos (including any federal or state trademark or tradename registrations), or other identifying name or mark now used in connection with any Ground Lease and/or any of the Improvements, but expressly excluding any such property to the extent owned by Tenants (the “Intangible Property”). Each of the Properties may be referred to herein individually as a Property or the Property.

(n)               “Purchase Price” shall mean One Hundred Thirty Six Million Six Hundred Ninety Thousand and No/100 Dollars ($136,690,000.00).

(o)               “Real Estate Taxes” shall mean all real estate taxes, rollback taxes, personal property taxes, water and sewer use charges, or payments in lieu of taxes, and any other similar charges and assessments constituting a lien on the Properties.

(p)               “Required Guarantors” shall mean the Guarantors, if any, of the Leases with the following Tenants: (i) Institute for Family Health; (ii) Capital Region Neurosurgery, PLLC; (iii) Anne Arundel Health Systems, Inc.; (iv) Wellstar; (v) Emory Specialty Associates LLC; (vi) St. Peter’s Hospital of the City of Albany; (vii) St. Peter’s Health Partner’s Medical Associates, P.C. (viii) Seton Health Systems, Inc.; (ix) Ellis Hospital; (x) Benedictine Hospital; (xi) WMC Advanced Physician Services; (xii) Airport Imaging LLC; and (xiii) Trinity Health – Michigan, a Michigan non-profit corporation doing business as Mercy Health Saint Mary’s (“Saint Mary’s”).

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(q)               Sellers and Buyer’s Notice address

(i)                 “Sellers’ Notice Address” shall be as follows, except as same may be changed pursuant to the Notice section herein:

c/o LaSalle Investment Management, Inc.

100 East Pratt Street, Suite 2030

Baltimore, MD 21202

Attention: Steve Bolen, Managing Director

Tel. No.: (410) 878-4803

Email: steve.bolen@lasalle.com

And to:

Venable LLP

750 East Pratt Street, 9th Floor

Baltimore, MD 21202

Attention: Thomas E.D. Millspaugh

Tel. No.: (410) 244-7662

Email: tmillspaugh@venable.com

(ii)               “Buyer’s Notice Address” shall be as follows, except as same may be changed pursuant to the Notice section herein:

Michael Weil

c/o American Realty Capital VII, LLC

405 Park Avenue, 15th Floor

New York, NY 10022

Tel. No.: (212) 415-6505

Fax No.: (857) 207-3397

Email: mweil@arlcap.com

And to:

Jesse Galloway, Esq.

c/o American Realty Capital VII, LLC

405 Park Avenue, 15th Floor

New York, NY 10022

Tel. No.: (212) 415-6516

Fax No.: (646) 861-7751

Email: jgalloway@arlcap.com

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And Due Diligence Materials (if provided by email) to:

duediligence@arlcap.com

With hard copies and/or cds to:

James A. (Jim) Mezzanotte

c/o American Realty Capital VII, LLC

7621 Little Avenue, Suite 200

Charlotte, North Carolina 28226

Tel. No.: (704) 626-4410

Fax No.: (646) 861-7749

Email: jmezzanotte@arlcap.com

(r)                 “Unencumbered Properties” shall mean the Arrowhead II Property and those Properties commonly known as (i) Stockbridge Family Medical Center, located at 3579 Highway 138 West, Stockbridge, Georgia 30281 (the “Stockbridge Property”), and (ii) Village Center Parkway, located at 200-214 Village Center Parkway, Stockbridge, Georgia 30281 (the “Village Center Property”), each as more particularly described on B-2 attached hereto. Each of the Unencumbered Properties is referred to herein as an “Unencumbered Property.”

2.                  Purchase and Sale of the Properties. Subject to the terms of this Agreement, Sellers agrees to sell to Buyer, and Buyer agrees to purchase from Sellers, the Properties for the Purchase Price.

3.                  Payment of Purchase Price.

(a)                The portion of the Purchase Price to be paid by Buyer to Sellers at Closing shall be the Purchase Price less the outstanding principal balance of the Loans as of the Closing Date(s) of the Encumbered Properties (the "Cash Portion of the Purchase Price"), plus or minus prorations, credits and adjustments as provided in Section 4 and elsewhere in this Agreement. The allocation of the Purchase Price and Earnest Money among the Properties is set forth on Schedule 3(a) attached hereto and made a part hereof. The Cash Portion of the Purchase Price shall be paid by wire transfer of immediately available funds to Escrow Agent, at the time of Closing, or as otherwise agreed to between Buyer and Sellers. If Closing hereunder is held with respect to less than all of the Properties, or is held on more than one different occasion, according to the express terms hereof, the Purchase Price and Earnest Money shall be applied based on the allocations set forth in Schedule 3(a) at each such Closing with respect to the Properties subject to such Closing.

(b)               Notwithstanding anything contained in this Agreement to the contrary, Buyer shall have no obligation to purchase an Encumbered Property unless and until (and subject to any of Buyer's termination rights contained in this Agreement) Sellers and Buyer have secured from the existing mortgagee of such Encumbered Property (the "Lender") approval for an assumption of the loan secured by such Encumbered Property (each assumption, a "Loan Assumption" and collectively, the “Loan Assumptions,” and each loan, a "Loan" and collectively, the “Loans,” respectively) to be executed by Buyer at Closing, which, as to each such Encumbered Property, shall have:

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(i)               an original principal balance as set forth on Schedule 3(b) attached hereto and made a part hereof;

(ii)              an annual interest rate as set forth on Schedule 3(b) attached hereto;

(iii)             a maturity date as set forth on Schedule 3(b) attached hereto;

(iv)            such loan document modifications as Buyer may request to address Buyer’s parent’s compliance with real estate investment trust laws and regulations and its offering materials, including, but not limited to, modifications to covenants regarding ongoing financial reporting, transfers and distributions of excess cash flow; and

(v)              no requirement for personal recourse liability from any shareholder, owner, officer or employee of Buyer, except for customary carve-out guaranties that are acceptable to Buyer in its reasonable discretion.

(c)                Except as provided below, Buyer shall be responsible for any and all fees and expenses of Lender in connection with the Loan Assumption, including without limitation, Lender’s legal fees, and any assumption fee imposed by the Lender and/or servicer of the Loans in connection with the Loan Assumptions. Notwithstanding the foregoing sentence, Sellers shall be solely responsible for the payment of any fees and expenses incurred or imposed by Lender and/or its counsel arising from matters that Sellers submit to Lender for review and/or approval, exclusive of the Loan Assumption (e.g., modifications to documents that require Lender approval under the Loan Documents (defined below)); provided, however, Buyer and Sellers shall each be responsible for one-half of any fees and expenses incurred or imposed by Lender and/or its counsel relating to the assignment of the PILOT Agreements (defined below) to Buyer. Sellers shall receive reimbursement of or a credit at Closing for the balance of any FF&E replacement or other reserves held by the Lender, as well as any utility deposits paid by Sellers in connection with the Encumbered Properties. Notwithstanding anything to the contrary contained in this Agreement, if a Loan Assumption is not approved by Lender on or before the date that is one hundred eighty (180) days after the Effective Date, or if Lender affirmatively disapproves a Loan Assumption for any reason at any time, Buyer shall have the right to terminate this Agreement, solely with respect to the applicable Encumbered Property, receive a refund of the pro-rata portion of the Earnest Money set forth on Schedule 3(a) attached hereto applicable to such terminated Encumbered Property, Sellers shall reimburse Buyer for Buyer’s actual third party expenses incurred by Buyer in connection with its due diligence on such terminated Encumbered Property up to $25,000, and thereafter neither party shall have any further rights, obligations or liabilities hereunder with respect to such terminated Encumbered Property, except as otherwise expressly set forth herein. In addition to Buyer’s termination right set forth in the immediately preceding sentence, if a Loan Assumption is not approved by Lender on or before the date that is one hundred eighty (180) days after the Effective Date, Sellers shall have the absolute right to terminate the Purchase and Sale Agreement, solely with respect to the applicable Encumbered Property, at which time the Escrow Agent shall return the pro-rata portion of the Earnest Money set forth on Schedule 3(a) attached hereto applicable to such terminated Encumbered Property and Sellers shall reimburse Buyer for Buyer’s actual third party expenses incurred by Buyer in connection with its due diligence on such terminated Encumbered Property, not to exceed $15,000.00, and thereafter neither party shall have any further rights, obligations or liabilities hereunder with respect to such terminated Encumbered Property, except as otherwise expressly set forth herein.

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(d)               Commencing on the date that is the fifth (5) business day after the Effective Date, Buyer and Sellers shall use commercially reasonable efforts, including without limitation, the furnishing of all commercially reasonable documents, executed forms, instruments, financial statements and other materials requested by Lender, in a timely manner, to obtain the consent of the Lender to:

(i)               the transfer of the Encumbered Properties to Buyer or a bankruptcy remote, special purpose entity or entities to be formed by Buyer to purchase the Encumbered Properties as permitted pursuant and subject to the provisions of Section 25 herein (collectively, the "Buyer Entity"), the governance of which may involve an independent director(s) or other person who is not employed by Buyer or an affiliate of Buyer;

(ii)              the assumption of the Loans by Buyer or the Buyer Entity;

(iii)             the loan document modifications referenced in Section 3(b)(iv) above; and

(iv)             a release of Sellers and/or any of its affiliates, members or principals from all liabilities arising under the Loans for periods after Closing, including, without limitation, any liability under any guaranty or indemnity executed by Sellers and/or any of its affiliates, members or principals in favor of Lender relating to the Loans; provided, however, that notwithstanding anything in this Agreement to the contrary, Sellers acknowledges that Buyer will propose the Buyer Entity (which Buyer Entity shall be formed and established to qualify as bankruptcy remote, special purpose entity in compliance with the customary requirements for so-called "securitized loans") to the Lender to assume the Loans and Buyer will offer either American Realty Capital Healthcare Trust II, Inc., a Maryland corporation, or American Realty Capital Healthcare Trust II Operating Partnership, L.P., a Delaware limited partnership, to the Lender to provide guarantees of non-recourse carve outs and any required environmental or other indemnity. If Lender consents to the assumption of the Loans in accordance with the provisions of this Section, the Buyer Entity shall assume and agree to pay and perform from and after Closing the obligations under the Loans, in each case subject to the prorations and adjustments provided for in this Agreement.

(e)                The parties agree that the value of the Personalty is de minimis, and no part of the Purchase Price is allocated to it.

4.                  Proration of Expenses and Payment of Costs and Recording Fees.

(a)                Prorations. The following items will be prorated as of 12:01 A.M. on each Closing Date, as applicable, with all items of income and expense for the Properties being borne by Buyer from and after (and including) the Closing Date: Tenant Receivables (hereinafter defined) and other income and rents that have been collected by Sellers as of Closing; fees and assessments; prepaid expenses and obligations under service contracts which are assigned, if any; accrued operating expenses; ground rent and other amounts paid and payable under the Ground Leases; Real Estate Taxes; and any assessments by private covenant for the then-current calendar year of Closing.

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(b)               Taxes

(i)                 If Real Estate Taxes for the year of Closing are not known or cannot be reasonably estimated, Real Estate Taxes will be prorated based on Real Estate Taxes for the year prior to Closing. Any additional Real Estate Taxes in the nature of “roll back” taxes or relating to the year of Closing arising out of a change in the use of the Land and Improvements or a change in ownership shall be paid by Sellers when due and payable, and Sellers will indemnify Buyer from and against any and all such Real Estate Taxes arising out of the transfer of the Properties, which indemnification obligation will survive the Closing.

(ii)               If Sellers have engaged or will engage prior to the expiration of the Due Diligence Period, consultants for the purpose of protesting the amount of taxes or the assessed valuation for certain tax periods for the Properties (“Protest Proceedings”), any cash refunds or proceeds actually distributed (collectively, “Cash Refunds”) will be apportioned as described below. Any Cash Refunds (including interest thereon) on account of a favorable determination, after deduction of costs and expenses incurred for such Protest Proceedings, shall be: (A) the property of Sellers to the extent such Cash Refunds were for Real Estate Taxes paid by Sellers applicable to a period prior to the Closing Date; (B) prorated between Buyer and Sellers for taxes paid for a period during which the Closing Date occurred; and (C) the property of Buyer for Real Estate Taxes for a period after the Closing Date. Sellers and Buyer agree to notify the other in writing of any receipt of a Cash Refund within fifteen (15) business days of receipt of such Cash Refund. To the extent either party obtains a Cash Refund, a portion of which is owed to the other party, the receiving party shall deliver the Cash Refund to the other party within fifteen (15) Business Days of its receipt. Buyer agrees and acknowledges that Sellers have the right to initiate proceedings to protest the valuation of any of the Properties prior to the expiration of the Due Diligence Period. Sellers agree to give Buyer notice of Sellers’ intent to initiate such proceedings prior to initiation of such proceedings and at any time subsequent to the end of the Due Diligence Period shall obtain Buyer’s consent to initiation of such proceedings, which consent shall not be unreasonably withheld.

(c)                Utilities. Buyer will take all steps necessary to effectuate the transfer of all utilities to its name as of the Closing Date, and where necessary, post deposits with the utility companies. Sellers will use reasonable efforts to have all utility meters read as of the day preceding the Closing Date. If such utilities are not read as of the day preceding the Closing Date, such utilities shall be estimated at Closing based on the most recent bills and reprorated when the bills for the period in which the Closing occurs are received. Sellers will be entitled to recover any and all deposits held by any utility company as of the Closing Date.

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(d)               Tenant Receivables. Rents due from Tenants under Leases (including operating expense and real estate tax contributions or reimbursements and similar charges (collectively, “Pass-Through Expenses”)), set-offs due or required to be paid under or by reason of the Leases (collectively called “Tenant Receivables”) shall be adjusted by appropriate credit to Sellers or Buyer (as the case may be) on each Closing Date. If, at the Closing Date, any Tenant is in arrears in the payment of rents (“Uncollected Delinquent Tenant Receivables”), Sellers will disclose the same to Buyer in writing or on the rent roll to be delivered to Buyer pursuant to Section 10 hereof and such amounts shall not be adjusted on the Closing Date. Prior to each Closing Date, Sellers shall use Sellers’ current business practices to collect Uncollected Delinquent Tenant Receivables. If Buyer shall collect Uncollected Delinquent Tenant Receivables within ninety (90) days after the Closing Date, then Buyer shall turn over to Sellers the arrearages so collected, less the reasonable cost of collection thereof, if any; provided, however, Sellers may continue to seek to collect the Uncollected Delinquent Tenant Receivables by legal action following the Closing Date. All rents collected by Buyer after the Closing Date (except for amounts specifically billed and paid as end of year reconciliation payments for Pass-Through Expenses, which shall be separately accounted for and allocated, pro rata, between Sellers and Buyer as their interest may appear) shall be first applied to rents due and payable after the Closing Date and only the excess thereof shall be paid over to Sellers on account of the Uncollected Delinquent Tenant Receivables. Buyer shall prepare the reconciliation of Pass-Through Expenses for the Properties for calendar year 2014 and shall be responsible for settling up with Tenants regarding such Pass-Through Expenses. Each Seller agrees to cause its property manager to cooperate with Buyer in preparing such reconciliation. To the extent that items to be apportioned hereunder may be required to be paid directly by a Tenant under its Lease, the same shall not be apportioned, provided, however, that such items shall have been paid by such Tenant currently through the month including the Closing Date. Sellers expressly agree that if Sellers receive any amounts after the Closing Date which are attributable, in whole or in part, to any period after the Closing Date, Sellers will notify Buyer of such fact and will remit to Buyer that portion of the monies so received by Sellers to which Buyer is entitled within ten (10) business days after receipt thereof. With respect to unbilled Tenant Receivables, Buyer covenants and agrees to cause its property manager to (A) bill the same in the ordinary course of its business and (B) cooperate with Sellers to determine the correct amount of operating expenses and/or taxes due. The provisions of this subparagraph 4(d) shall survive Closing and the delivery of each Deed and Assignment and Assumption of Ground Lease (hereinafter defined, and collectively, the “Transfer Documents”).

A reconciliation or determination of Pass-Through Expenses, Uncollected Delinquent Tenant Receivables and unbilled Tenant Receivables due under the Leases shall be made at Closing to the extent possible. To the extent such information is not available at Closing, the foregoing shall be subject to adjustment following the Closing in accordance with the terms of Section 4(d) above.

(e)                If final bills are not available or cannot be issued prior to Closing for any item being prorated under Section 4(a) through (d), then, for each separate item for which an adjustment is to be made, the following will apply: (i) initially the matter subject to allocation at Closing (including without limitation the Pass-Through Expenses) shall be re-prorated within sixty (60) days following the Closing; (ii) a further adjustment of prorated items shall occur one hundred twenty (120) days following the close of the calendar year in which the Closing occurs; and (iii) a final adjustment shall occur not later than twelve (12) months after the Closing. All such rights and obligations under this Section 4(e) will survive the Closing.

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(f)                All security deposits under the Leases collected and not properly applied by Sellers as of the Closing (and interest thereon if required by law or contract) must be transferred or credited to Buyer at Closing. As of the Closing, Buyer will assume each Sellers’ obligations related to the security deposits, but only to the extent they are credited or transferred to Buyer.

(g)               Sellers shall pay or be charged with the following costs and expenses in connection with this transaction:

(i)                 Premiums for the Title Policies as set forth on Schedule 4(g), attached hereto;

(ii)               Transfer taxes and conveyance fees on the sale and transfer of the Properties as set forth on Schedule 4(g), attached hereto;

(iii)             Broker’s commission payments in accordance with Section 24 of this Agreement;

(iv)             Except as set forth in Section 4(h)(vi) below and on Schedule 11(g), any leasing commissions, tenant improvement costs, rent abatements, and other leasing expenses in connection with any Leases or Lease renewals or amendments entered into prior to the date hereof; and

(v)               One-half of Escrow Agent’s closing fee.

(h)               Buyer shall pay or be charged with the following costs and expenses in connection with this transaction:

(i)                 Premiums for the Title Policies as set forth on Schedule 4(g), attached hereto, except Buyer shall pay for all special endorsements and any survey endorsements;

(ii)               Transfer taxes and conveyance fees on the sale and transfer of the Properties as set forth on Schedule 4(g), attached hereto;

(iii)             the cost of the surveys (including any costs of certifying such surveys to Buyer, Approved Assignees and, if applicable, Lender) ordered for the Properties;

(iv)             all costs and expenses in connection with the assumption of the Loans by Buyer, including appraisal, points, any assumption fee, commitment fees and the like, the Lender’s legal fees, the Lender’s title insurance expenses and costs for the filing of all documents necessary to complete such financing and related documentary stamp tax and intangibles tax;

(v)               Buyer shall pay for Phase I environmental study and due diligence investigations;

(vi)             any leasing commissions, tenant improvement costs and other leasing expenses in connection with any Leases or Lease renewals and Lease expansions or amendments entered into or exercised on or after the date hereof, provided that Sellers have disclosed such commissions, costs or expenses to Buyer prior to the end of the Due Diligence Period or Buyer has approved, in its sole discretion, such commissions, costs or expenses after the end of the Due Diligence Period, and Buyer shall only be obligated to pay such costs and expenses if the Closing occurs;

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(vii)           One-half of Escrow Agent’s closing fee;

(viii)         All fees relating to the recording of the Transfer Documents for the Properties; and

(ix)             The prepayment premium payable in connection with Sellers’ prepayment of the existing mortgage loan secured by the Arrowhead II Property, which premium shall not exceed one percent (1%) of the original principal balance of such loan.

(i)                 Interest on the Loan shall be prorated as of Closing, and Sellers shall receive a credit at Closing for any money of Sellers held by Lender in escrow as of the Closing.

(j) Each party shall pay its own legal fees incidental to the negotiation, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

5.                  Title. At Closing, Sellers agree to convey to Buyer good and marketable, insurable title to each of the Properties, in each case free and clear of all liens, defects of title, conditions, easements, assessments, restrictions, and encumbrances except for Permitted Exceptions (as hereinafter defined).

6.                  Examination of Properties. Sellers and Buyer hereby agree as follows:

(a)                Buyer shall order title commitments (the “Title Commitments” and each, a “Title Commitment”) from the Escrow Agent as well as an ALTA survey of each of the Properties promptly after the Effective Date. All matters shown in the Title Commitments or surveys (“Title Matters”) with respect to which Buyer fails to object by written notice to Sellers prior to the expiration of the Due Diligence Period shall be deemed “Permitted Exceptions”. Except for the documents evidencing and securing repayment of the Loans (which shall be deemed Permitted Exceptions), Permitted Exceptions shall not include any mechanic’s lien or any monetary lien, fine or penalty, or any deeds of trust, mortgage, or other loan documents secured by the Properties (collectively, “Liens”). Sellers shall be required to cure or remove all Liens (by payment or bond deposit or indemnity acceptable to Escrow Agent). Sellers shall have no obligation to cure any Title Matter objected to, except the Liens as aforesaid, unless Sellers notify Buyer that Sellers have elected to remove or cure within five (5) business days following receipt of Buyer’s objections (and no response within such time period shall be deemed an election by Sellers not to remove or cure). In the event that Sellers refuse (or are deemed to have refused) to remove or cure any objections, Buyer shall have the right to terminate this Agreement upon written notice to Sellers given within five (5) business days after receipt of Sellers’ notice, upon which termination the Earnest Money, and all interest earned thereon, shall be returned to Buyer and neither party shall have any further obligation hereunder, except as otherwise expressly set forth herein (without diminution of Buyer’s express right to a Partial Termination described in Section 6(b) below). If Buyer does not elect to terminate this Agreement within such five (5) business day period, any objections which Sellers have not agreed to cure shall be deemed Permitted Exceptions. If any matter not revealed in a Title Commitment is discovered by Buyer or by the Escrow Agent and is added to a Title Commitment by the Escrow Agent at or prior to Closing, Buyer shall have until the earlier of (i) five (5) business days after Buyer’s receipt of the updated, revised Title Commitment showing the new title exception, together with a legible copy of any such new matter, or (ii) the Closing Date, to provide Sellers with written notice of its objection to any such new title exception (an “Objection”). If Sellers do not remove or cure such Objection prior to the Closing Date, Buyer may terminate this Agreement with respect to the affected Property and such termination shall be treated in the same manner as a Partial Termination described in Section 6(b) below, in which case the applicable portion of the Earnest Money, together with all interest earned thereon, shall be returned to Buyer, and neither party shall have any further obligation hereunder with respect to such Property, except as otherwise expressly set forth herein; and, if Sellers do not remove or cure such Objection prior to the Closing and Buyer nonetheless elects to proceed with the Closing, such Objections shall be deemed Permitted Exceptions.

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(b)               Within two (2) business days following the Effective Date, Sellers shall deliver to Buyer, or make available to Buyer on an accessible due diligence website, copies of the following documents and materials pertaining to the Properties, to the extent same are in Sellers’ possession or control, and for each day that passes thereafter until all of the Due Diligence Materials are delivered or made available to Buyer, the Due Diligence Period and the Closing Dates shall be extended by one (1) business day: (i) a complete copy of the Ground Leases and all Leases affecting the Properties and all amendments and material correspondence relating thereto (unless the same have been previously provided to Buyer); (ii) a copy of all surveys and site plans of the Properties, including without limitation any as-built survey obtained or delivered to Tenants of the Properties in connection with its construction; (iii) a copy of all architectural plans and specifications and construction drawings and contracts for improvements located on the Properties (which shall only be delivered after Closing to Buyer’s property manager); (iv) a copy of Sellers’ title insurance policies relating to the Properties; (v) a copy of the certificate of occupancy and of all governmental permits/approvals for the Properties; (vi) a copy of the most recent Phase I environmental report for the Properties; (vii) copies of the Properties’ real estate tax bills for the current and prior two (2) tax years or, if the Property has been owned by the Seller for less than two (2) tax years, for the period of ownership; (viii) the monthly operating statements of the Properties for 2012 and 2013, and the annual operating statements of the Properties for 2010 and 2011; (ix) current delinquency reports for the Properties and monthly delinquency reports of the Plank Property, the Stockbridge Property, the Village Center Property and the Arrowhead II Property for 2012 and 2013; (x) all service contracts which affect the Properties, if any; (xi) a copy of all warranties relating to the improvements constructed on the Properties, including without limitation any structural slab or roof warranties; (xii) a written inventory of all items of personal property to be conveyed to Buyer, if any; (xiii) Tenant financials for each Tenant, to the extent reasonably available to Sellers and consistent with each such Tenant’s reporting requirements; (xiv) a copy of all primary and secondary state licenses or regulatory permits for the Properties; (xv) the notes, mortgages and other documents securing repayment of the Loans (collectively, the “Loan Documents”); (xvi) a copy of any documents relating to a waiver of life safety code or physical plant requirements; (xvii) all PILOT and/or IDA agreements affecting the Properties (“PILOT Agreements”); and (xviii) the operating budgets (which are included in the ARGUS reports previously delivered to Buyer) and any CAM reconciliations of the Properties for 2012 and 2013, if available (collectively, the “Due Diligence Materials”). Sellers shall deliver or make available to Buyer on an accessible due diligence website any other documents relating to the Properties reasonably requested by Buyer, to the extent within Sellers’ possession or reasonably obtainable by Sellers or Sellers’ counsel, within three (3) business days following such request; provided, however, Sellers shall not be obligated to deliver any proprietary, privileged or confidential documents. Additionally, during the term of this Agreement, Buyer, its agents and designees, shall have the right to enter the Properties for the purposes of inspecting the Properties, conducting soil tests, and making surveys, mechanical and structural engineering studies, inspecting construction, and conducting any other investigations and inspections as Buyer may reasonably require to assess the condition and suitability of the Properties; provided, however, that such activities by or on behalf of Buyer on the Properties shall continue to be subject to any terms set forth in any written access and confidentiality agreement entered into with respect to the Properties by and between Buyer and Sellers or their affiliates. Buyer shall have the unconditional right, for any reason or no reason, to terminate this Agreement as to all Properties by giving written notice thereof to Sellers and the Escrow Agent prior to the expiration of the Due Diligence Period, in which event this Agreement shall become null and void with respect to all Properties, Buyer shall receive a refund of the Earnest Money, together with all interest earned thereon, and all rights, liabilities and obligations of the parties under this Agreement shall expire, except as otherwise expressly set forth herein. In addition to Buyer’s right to terminate this Agreement as to all of the Properties during the Due Diligence Period for any reason or no reason at all, Buyer shall have the right to terminate this Agreement with respect to any single Property, but no more than two (2) Properties in total, if the Property subject to termination has specific material title, survey, zoning or environmental issues that a commercially reasonable buyer would not elect to close over, in which event this Agreement shall become null and void with respect to the terminated Property or Properties, Buyer shall receive a refund of the pro-rata portion of the Earnest Money set forth on Schedule 3(a) attached hereto applicable to such terminated Property or Properties, and all rights, liabilities and obligations of the parties under this Agreement shall terminate with respect to (but only with respect to) such terminated Properties, except as otherwise expressly set forth therein (a “Partial Termination”). If Buyer fails to give such notice prior to the expiration of the Due Diligence Period, Buyer’s right to terminate this Agreement pursuant to this paragraph shall thereafter be null and void, except as otherwise expressly agreed to, time being of the essence.

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(c)                It shall be a condition of Closing that Sellers shall have obtained, at least three (3) days prior to each Closing, as applicable, an estoppel certificate from (i) Tenants (A) occupying all Properties which are single-tenant Properties, (B) representing, collectively, at least seventy-five percent (75%) of all occupied rentable space at each Property, and (C) occupying, pursuant to one or more leases, twenty percent (20%) or more of all occupied rentable space at a Property, (ii) the Ground Lessors, (iii) the Required Guarantors, and (iv) the applicable government agencies that are parties to the PILOT Agreements (the “Estoppel Certificates”, and each, an “Estoppel Certificate”), and Sellers shall use good faith efforts to obtain the same. So long as Sellers use commercially reasonable efforts, the failure to obtain an estoppel from any Guarantor shall not be a condition to closing, except as expressly set forth in clause (iii) of the immediately preceding sentence. The estoppels requested shall be based either on the form attached hereto as Exhibit G or, to the extent applicable, on forms prescribed or permitted by the applicable lease, covenant or other instrument. Sellers shall promptly deliver to Buyer photocopies or pdf files of each executed Estoppel Certificate when Sellers receive the same. Sellers shall request the Estoppel Certificates required herein applicable to the Unencumbered Properties within two (2) business days of the Effective Date (and simultaneously provide Buyer with a copy of such request). Notwithstanding the foregoing, Seller shall not be required to request any Estoppel Certificates applicable to the Arrowhead II Property until Seller has obtained written evidence of partnership approval to consummate the transactions contemplated herein with respect to such Property. Buyer and Sellers shall agree upon a reasonable time for Sellers to request Estoppel Certificates required herein applicable to the Encumbered Properties in light of the anticipated timing of applicable Loan Assumption approvals. All Estoppel Certificates shall be certified to Buyer, the Approved Assignee, their lenders and successors and assigns.

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(d)               Sellers shall use commercially reasonable efforts to obtain Estoppel Certificates in accordance with Section 6(c) above from all Tenants and Guarantors and estoppel certificates reasonably acceptable to Buyer from any parties to reciprocal and/or operating easement agreements (“REA Estoppel Certificates”), as applicable for the Properties. Notwithstanding anything to the contrary herein, in the event that Seller is unable, despite commercially reasonable efforts, to obtain any Estoppel Certificate which is a condition of Closing by the date previously scheduled for Closing, Seller shall have the right to postpone the Closing with respect to the affected Properties upon written notice to Buyer up to fifteen (15) additional business days in order to obtain such Estoppel Certificate. For the avoidance of doubt, such postponement shall not affect the Closing with respect to the remainder of the Properties and, with respect to each such Closing, the Purchase Price and Earnest Money shall be applied as provided in Section 3(a) above.

(e)                With respect to the Unencumbered Properties, within two (2) business days following the Effective Date, Sellers shall request from any party that may have any right of first refusal, right of first offer or other option to purchase any of the Properties from Sellers a written waiver of such option (collectively, the “Purchase Option Waivers”). Notwithstanding the foregoing, Seller shall not be required to request any Purchase Option Waivers applicable to the Arrowhead II Property until Seller has obtained written evidence of partnership approval to consummate the transactions contemplated herein with respect to such Property. Buyer and Sellers shall agree upon a reasonable time for Sellers to request Purchase Option Waivers applicable to the Encumbered Properties in light of the anticipated timing of applicable Loan Assumption approvals.

(f)                With respect to any of the Leasehold Properties, in the event the applicable Ground Lease shall be subject to being extinguished by a foreclosure of a mortgage on the underlying fee estate, the Seller must cause the applicable fee mortgagee to execute a non-disturbance agreement satisfactory to Buyer as a condition to Closing.

(g)               If any Ground Lease or a memorandum thereof is not of record, it shall be a condition of Closing that Seller shall have obtained from the applicable Ground Lessor a memorandum of Ground Lease in form and substance acceptable to Buyer (the “Memo of Ground Lease”). Within five (5) business days following the Effective Date, Seller shall request the Memo of Ground Lease from any Ground Lessor under an unrecorded Ground Lease.

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7.                  Risk of Loss/Condemnation. Upon an occurrence of a casualty, condemnation or taking, Sellers shall notify Buyer in writing of same. Until Closing, the risk of loss or damage to the Properties, except as otherwise expressly provided herein, shall be borne by Sellers. In the event all or any portion of the Properties is damaged in any casualty or condemned or taken (or notice of any condemnation or taking is issued) so that (a) with respect to multi-tenant Properties, any Tenant leasing greater than twenty percent (20%) of the rentable square footage of any Property leased on the date hereof has exercised a right of termination under its Lease, (b) with respect to the Leasehold Properties, the applicable Ground Lessor has exercised a right of termination under the Ground Lease, (c) with respect to single-tenant properties, the Tenant has exercised a right of termination under its Lease, or (d) with respect to any casualty, if the cost to repair such casualty would exceed $500,000 per Property, or (c) with respect to any condemnation, any Improvements or access to the Properties or more than five percent (5%) of any Property is (or will be) condemned or taken, then, Buyer may elect to terminate this Agreement with respect to (but only with respect to) the affected Properties by providing written notice of such termination to Sellers within ten (10) business days after Buyer’s receipt of written notice of such condemnation, taking or damage, upon which termination, the Purchase Price and Earnest Money shall be prorated as provided in Section 3(a) above, and the pro rata portion of the Earnest Money applicable to the affected Properties, together with all interest earned thereon, shall be returned to Buyer and neither party hereto shall have any further rights, obligations or liabilities under this Agreement, except as otherwise expressly set forth herein. With respect to any condemnation or taking (of any notice thereof), if Buyer does not elect to cancel this Agreement as aforesaid, there shall be no abatement of the Purchase Price and Sellers shall assign to Buyer at the Closing, the rights of Sellers to the awards, if any, for the condemnation or taking, and Buyer shall be entitled to receive and keep all such awards. With respect to a casualty, if Buyer does not elect to terminate this Agreement or does not have the right to terminate this Agreement as aforesaid, there shall be no abatement of the Purchase Price and Sellers shall assign to Buyer at the Closing, the rights of Sellers to the proceeds under Sellers’ insurance policies covering such Properties with respect to such damage or destruction (or pay to Buyer any such proceeds received prior to Closing) and pay to Buyer the amount of any deductible with respect thereto, and Buyer shall be entitled to receive and keep any monies received from such insurance policies (other than any rent loss or business interruption insurance proceeds for the period prior to the Closing Date).

8.                  Earnest Money Disbursement. The Earnest Money shall be held by Escrow Agent, in trust, and disposed of only in accordance with the following provisions:

(a)                If the Closing occurs, Escrow Agent shall deliver the Earnest Money to, or upon the instructions of, Sellers and Buyer on the Closing Date to be applied as part payment of the Purchase Price (subject to the express provisions hereof with regard to partial Closings and proration of the Purchase Price and Earnest Money). If for any reason the Closing does not occur, Escrow Agent shall deliver the Earnest Money to Sellers or Buyer only upon receipt of a written demand therefor from such party, subject to the following provisions of this clause (a). Subject to the last sentence of this clause (a), if for any reason the Closing does not occur and either party makes a written demand (the “Demand”) upon Escrow Agent for payment of the Earnest Money, Escrow Agent shall give written notice to the other party of the Demand within one (1) business day after receipt of the Demand. If Escrow Agent does not receive a written objection from the other party to the proposed payment within five (5) business days after the giving of such notice by Escrow Agent, Escrow Agent is hereby authorized to make the payment set forth in the Demand. If Escrow Agent does receive such written objection within such period, Escrow Agent shall continue to hold such amount until otherwise directed by written instructions signed by Sellers and Buyer or a final judgment of a court. Notwithstanding the foregoing provisions of this clause (a), if Buyer delivers a notice to Escrow Agent and Sellers stating that Buyer has terminated this Agreement with respect to one or more of the Properties on or prior to the expiration of the Due Diligence Period, then Escrow Agent shall immediately return the portion of the Earnest Money set forth on Schedule 3(a) attached hereto applicable to such terminated Property, together with all interest earned thereon, to Buyer without the necessity of delivering any notice to, or receiving any notice from Sellers.

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(b)               The parties acknowledge that Escrow Agent is acting solely as a stakeholder at their request and for their convenience, that Escrow Agent shall not be deemed to be the agent of either of the parties, and that Escrow Agent shall not be liable to either of the parties for any action or omission on its part taken or made in good faith, and not in disregard of this Agreement, but shall be liable for its negligent acts and for any liabilities (including reasonable attorneys’ fees, expenses and disbursements) incurred by Sellers or Buyer resulting from Escrow Agent’s mistake of law respecting the scope or nature of Escrow Agent’s duties. Sellers and Buyer shall jointly and severally indemnify and hold Escrow Agent harmless from and against all liabilities (including reasonable attorneys’ fees, expenses and disbursements) incurred in connection with the performance of Escrow Agent’s duties hereunder, except with respect to actions or omissions taken or made by Escrow Agent in bad faith, in disregard of this Agreement or involving negligence on the part of Escrow Agent. Escrow Agent has executed this Agreement in the place indicated on the signature page hereof in order to confirm that Escrow Agent shall hold the Earnest Money in escrow, and shall disburse the Earnest Money pursuant to the provisions of this Section 8.

9.                  Default

(a)                In the event that Sellers are ready, willing and able to close in accordance with the terms and provisions hereof, and Buyer defaults in any of its obligations undertaken in this Agreement, Sellers shall be entitled, as their sole and exclusive remedy, to either: (i) if Buyer is willing to proceed to Closing, waive such default and proceed to Closing in accordance with the terms and provisions hereof; or (ii) declare this Agreement to be terminated, and Sellers shall be entitled to immediately receive all of the Earnest Money as liquidated damages as and for Sellers’ sole remedy. Upon such termination, neither Buyer nor Sellers shall have any further rights, obligations or liabilities hereunder, except as otherwise expressly provided herein. Sellers and Buyer agree that (a) actual damages due to Buyer’s default hereunder would be difficult and inconvenient to ascertain and that such amount is not a penalty and is fair and reasonable in light of all relevant circumstances, (b) the amount specified as liquidated damages is not disproportionate to the damages that would be suffered and the costs that would be incurred by Sellers as a result of having withdrawn the Properties from the market, and (c) Buyer desires to limit its liability under this Agreement to the amount of the Earnest Money paid in the event Buyer fails to complete Closing, and such amount shall be paid to Sellers as liquidated damages and as Sellers’ sole remedy hereunder. Sellers hereby waive any right to recover the balance of the Purchase Price, or any part thereof, and the right to pursue any other remedy permitted at law or in equity against Buyer.

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(b)               In the event of a default in the obligations herein taken by Sellers with respect to any one or more of the Properties, Buyer may, as its sole and exclusive remedy, either: (i) waive any unsatisfied conditions and proceed to Closing in accordance with the terms and provisions hereof; (ii) terminate this Agreement solely with respect to the Properties to which the default is applicable by delivering written notice thereof to Sellers no later than Closing, upon which termination the Purchase Price and Earnest Money shall be prorated as provided in Section 3(a) above, and the portion of the Earnest Money applicable to the affected Properties, together with all interest earned therein, shall be refunded to Buyer, and Sellers shall pay to Buyer all of the out-of-pocket costs and expenses incurred by Buyer in connection with this Agreement, not to exceed $25,000 per Property, which return and payment shall operate to terminate this Agreement and release Sellers and Buyer from any and all liability hereunder, except those which are specifically stated herein to survive any termination hereof; (iii) enforce specific performance of Sellers’ obligations hereunder; or (iv) by notice to Sellers given on or before the Closing Date, extend the Closing Date for a period of up to thirty (30) days (the “Closing Extension Period”), and the “Closing Date” shall be moved to the last day of the Closing Extension Period. If Buyer so extends the Closing Date, then Sellers may, but shall not be obligated to, cause said conditions to be satisfied during the Closing Extension Period. If Sellers do not cause said conditions to be satisfied during the Closing Extension Period, then Buyer shall have the remedies set forth in Section 9(b) (i) through (iii) above except that the term “Closing” shall read “Extended Closing”.

(c)                Sellers shall have no liability after Closing for the breach of any representations, warranties or covenants set forth in this Agreement and any closing documents delivered pursuant hereto except to the extent the loss suffered by Buyer as a result of such breaches exceeds $50,000 for each Property to which the loss is applicable, and in no event shall each Sellers’ liability after Closing under this Agreement and any closing documents delivered pursuant hereto as a result of such breaches exceed, with respect to each such breach, two and one-half percent (2.5%) of the portion of the Purchase Price allocable to each Seller’s Property to which such breach may be applicable (the “Liability Limitation”).

(d)               NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE PARTIES HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVE AND RELEASE ANY RIGHT, POWER OR PRIVILEGE EITHER MAY HAVE TO CLAIM OR RECEIVE FROM THE OTHER PARTY ANY PUNITIVE, EXEMPLARY, STATUTORY OR TREBLE DAMAGES OR ANY INCIDENTAL, INDIRECT OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY BREACH OF ITS OBLIGATIONS UNDER THIS AGREEMENT, THE PARTIES HEREBY ACKNOWLEDGING AND AGREEING THAT THE REMEDIES HEREIN PROVIDED, WILL IN ALL CIRCUMSTANCES BE ADEQUATE. THE FOREGOING WAIVER AND RELEASE SHALL APPLY IN ALL ACTIONS OR PROCEEDINGS BETWEEN THE PARTIES.

(e)                NO PARTY SHALL HAVE THE RIGHT TO SEEK A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND EACH WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THE TERMS OF THIS AGREEMENT OR ANY CLOSING DOCUMENT, THE TRANSACTIONS CONTEMPLATED HEREBY, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY EACH PARTY, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. ANY PARTY IS HEREBY AUTHORIZED TO FILE A COPY OF THIS SECTION IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY EACH PARTY HERETO.

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10.              Closing. Each Closing shall consist of the execution and delivery of documents by Sellers and Buyer, as set forth below, and delivery by Buyer to Sellers of the Purchase Price in accordance with the terms of this Agreement. Sellers shall deliver to Escrow Agent for the benefit of Buyer at each Closing the following executed documents:

(a)                A Special Warranty Deed, executed by the owner of each of the Fee Simple Properties, in a form reasonably acceptable to Buyer and Sellers for each applicable jurisdiction (collectively, the “Deeds”, and each a “Deed”);

(b)               An Assignment and Assumption of Ground Lease, executed by the owner of each of the Leasehold Properties, in the form attached hereto as Exhibit C (the “Assignment and Assumption of Ground Lease”);

(c)                The most recently updated rent roll for the Properties and schedule of security deposits and letters of credit, as prepared by Sellers in the ordinary course and on Sellers’ standard form and with such hand-marked adjustments of Sellers as may be necessary to correct any changes in fact arising since the preparation date of such rent roll, certified to Sellers’ actual knowledge to be true and correct in all material respects;

(d)               An Assignment and Assumption of Leases, Guaranties and Security Deposits, executed by each Seller, in the form attached hereto as Exhibit D;

(e)                A Bill of Sale for the personal property, if any, executed by each Seller, in the form attached hereto as Exhibit E;

(f)                An Assignment and Assumption of Contracts, Permits, Licenses and Warranties, executed by each Seller, in the form attached hereto as Exhibit F;

(g)               Original Estoppel Certificates obtained from Tenants and any applicable Guarantors and government agencies under Sections 6(c) and 6(d), dated no earlier than forty-five (45) days prior to the date of Closing. In addition, the business terms of each Estoppel Certificate must be in accordance with and not contradict the corresponding Lease. If any Lease and any amendments, bearing the original signatures of the landlord and tenant thereunder will not be delivered to Buyer at Closing, a copy thereof confirming that the copy is true, correct and complete shall be attached to the corresponding Estoppel Certificate;

(h)               To the extent obtained by Seller, REA Estoppel Certificates as may be reasonably requested by Buyer;

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(i)                 If applicable, an original fee mortgagee non-disturbance agreement executed by the mortgagee of the fee estate in the applicable Leasehold Property and notarized;

(j)                 An original Ground Lessor Estoppel Certificate from each Ground Lessor dated no earlier than forty-five (45) days prior to the date of Closing. In addition, the business terms of the Ground Lessor Estoppel Certificate must be in accordance with and not contradict the Ground Lease. If the Ground Lease and any amendments, bearing the original signatures of the Ground Lessor and Seller thereunder will not be delivered to Buyer at Closing, a copy thereof confirming that the copy is true, correct and complete shall be attached to the Ground Lessor Estoppel Certificate;

(k)               A settlement statement setting forth the Purchase Price, all prorations and other adjustments to be made pursuant to the terms hereof, and the funds required for Closing as contemplated hereunder;

(l)                 All transfer tax statements, declarations and filings as may be necessary or appropriate for purposes of recordation of each Deed or Assignment and Assumption of Ground Lease, as applicable;

(m)             Good standing certificates and corporate resolutions or member or partner consents, as applicable, and such other authority documents as reasonably requested by Escrow Agent;

(n)               To the extent in Sellers’ possession or control, originals of the Warranties (as hereinafter defined) together with any documents necessary to re-issue them at Buyer’s expense, to Buyer or Tenant, as requested by Buyer;

(o)               A certificate pursuant to Section 1445 of the Internal Revenue Code of 1986, as amended, or the regulations issued pursuant thereto, certifying the non-foreign status of Sellers;

(p)               An owner’s title affidavit as to mechanics’ liens and possession and other matters in customary form reasonably acceptable to Escrow Agent;

(q)               With respect to each Tenant, a Letter to Tenant in the form of Exhibit H attached hereto, with such changes as Buyer might reasonably require;

(r)                 A bring down certificate with respect to Sellers’ representations and warranties provided herein in a form reasonably satisfactory to Sellers and Buyer with such exceptions as may be noted therein;

(s)                The agreement documenting the Loan Assumption and any other documents reasonably required by the Lender;

(t)                 An update of any Tenant financials delivered to Buyer pursuant to Section 6(b)(xiii) hereof which are received by Sellers after the date hereof;

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(u)               All records (including originals) within Sellers’ or Sellers’ managing agent’s possession or control reasonably required for the continued operation of the Properties, including but not limited to, service contracts, plans, surveys, the Ground Leases, Leases, Guaranties, lease files, licenses, permits, warranties, and records of current expenditures for repairs and maintenance;

(v)               If applicable, an original Memo of Ground Lease signed by the applicable Ground Lessor and notarized;

(w)             If applicable pursuant to Section 32 below, an assignment of the Saint Mary’s TI Escrow Agreement (defined below); and

(x)               Such other instruments as are reasonably required by Buyer or Escrow Agent to close the escrow and consummate the purchase of the Properties in accordance with the terms hereof.

At Closing, Buyer shall instruct Escrow Agent to deliver the Earnest Money, together with all interest earned thereon, to Sellers, which shall be applied to the Purchase Price, shall deliver the balance of the Purchase Price to Sellers and shall execute and deliver execution counterparts of the applicable closing documents referenced in this Section 10. Buyer shall have the right to advance the Closing upon five (5) business days prior written notice to Sellers; provided that all conditions precedent to both Buyer’s and Sellers’ respective obligations to proceed with Closing under this Agreement have been satisfied (or, if there are conditions to a party’s obligation to proceed with Closing that remain unsatisfied, such conditions have been waived by such party). Buyer shall have a one-time right to extend the Closing for up to fifteen (15) business days upon written notice to Sellers to be received by Sellers on or prior to the date scheduled for the Closing. If Buyer timely exercises this right to extend, any document that Sellers are obligated to provide that is “time sensitive” does not need to be provided again by Sellers. The Closing shall be held through the mail, by delivery in escrow of the closing documents to the Escrow Agent, on or prior to the Closing or such other place or manner as the parties hereto may mutually agree.

11.              Representations by Sellers. For the purpose of inducing Buyer to enter into this Agreement and to consummate the sale and purchase of the Properties in accordance herewith, each Seller individually makes the following representations and warranties to Buyer as of the date hereof:

(a)                Seller is duly formed, validly existing and in good standing under the laws of its state of organization, and to the extent required by law, the State in which the Seller’s Property is located. Seller has the power and authority to execute and deliver this Agreement and all closing documents to be executed by Seller, and to perform all of Seller’s obligations hereunder and thereunder. Neither the execution and delivery of this Agreement and all closing documents to be executed by Seller, nor the performance of the obligations of Seller hereunder or thereunder will result in the violation of any law or any provision of the organizational documents of Seller or will conflict with any order or decree of any court or governmental instrumentality of any nature by which Seller is bound. The execution, delivery and performance of this Agreement does not require the consent or approval of any court, administrative or governmental authority and does not result in the creation or imposition of any lien or equity of any kind whatsoever upon, or give to any other person any interest or right (including any right of termination or cancellation) in or with respect to, any material agreement to which Seller is a party or the business or operations of Seller or any of its properties or assets;

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(b)               Seller has not received any written notice of any current or pending litigation, condemnation proceeding or tax appeals affecting Seller or Seller’s Property and Seller does not have any actual knowledge of any pending litigation or tax appeals against Seller or Seller’s Property; Seller has not initiated, nor is Seller participating in, any action for a change or modification in the current subdivision, site plan, zoning or other land use permits for Seller’s Property;

(c)                Seller has not entered into any contracts or agreements for the providing of goods or services with respect to Seller’s Property which will be binding upon Buyer after the Closing other than the contracts and agreements referenced on Schedule 11(c), annexed hereto which will be assigned to Buyer at Closing;

(d)               With respect to the Loans, the Sellers of the Encumbered Properties make the following representations and warranties: (i) attached hereto as Schedule 11(d) is a complete list of the Loan Documents; (ii) the Loan Documents are valid and in full force and effect on the date hereof; and (iii) to Seller’s actual knowledge, no Event of Default (as defined in the Loan Documents) has occurred and is continuing, nor, to Seller’s actual knowledge, has any material event or omission occurred which, with the giving of notice or the lapse of time, or both, would constitute an Event of Default by Seller thereunder;

(e)                Except for violations which have been cured or remedied on or before the date hereof, Seller has not received any written notice from (or delivered any notice to) any governmental authority regarding any violation of any law applicable to Seller’s Property;

(f)                Seller is the sole owner of the leasehold estate or fee simple title, as applicable, in Seller’s Property, and Seller is the sole owner of the entire lessor’s interest in each Lease in effect with respect to Seller’s Property. This subsection 11(f) shall terminate at the Closing, and Sellers shall have no liability under this subsection 11(f) after Closing;

(g)               With respect to each Lease applicable to each Seller’s Property, except as set forth in Schedule 11(g) attached hereto: (i) the Lease forwarded to Buyer under Section 6(b) is a true, correct and complete copy of the Lease; (ii) to Seller’s actual knowledge, the Lease is in full force and effect and there is no material default thereunder; (iii) no brokerage or leasing commissions or other similar compensation is or will be due or payable to any person, firm, corporation or other entity with respect to or on account of the current term of the Lease or any extension or renewal thereof; (iv) all tenant improvement work required to be performed by the landlord under the Lease up to the date of Closing has been completed or will be completed, at Seller’s expense, prior to the Closing, except as set forth on Schedule 11(g) attached hereto (with Buyer to receive a credit for such unperformed tenant improvement work or for Buyer to assume the obligation to perform such unperformed tenant improvement work, in each case, as set forth on Schedule 11(g) attached hereto); (v) Tenant has not prepaid any rents as of the date hereof by more than thirty (30) days nor has Tenant delivered a security deposit, letter of credit or other security in connection with the Lease, except as set forth on Schedule 11(g) attached hereto; (vi) Tenant has not made any request to Seller for any assignment, transfer, or subletting in connection with all or a portion of the premises demised to Tenant which is presently pending or under consideration by Seller; (vii) Seller represents and warrants to Buyer that Seller has heretofore billed Tenant for all fixed rent and additional rent due under the Lease as of the date hereof; (viii) Seller has no outstanding obligation to provide Tenant with an allowance to construct, or to construct at its own expense, any tenant improvement, except as may be set forth in Schedule 11(g) hereto (with Buyer to receive a credit for such unpaid tenant allowance or such unperformed construction work or for Buyer to assume the obligation to pay such unpaid tenant allowance or perform such unperformed construction work, in each case, as set forth on Schedule 11(g) attached hereto); and (ix) the current monthly base rent for the Lease, the annual percentage increase in the base rent and the date of the next increase in base rent are as set forth on Schedule 11(g)-1 attached hereto;

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(h)               There are no occupancy rights, leases or tenancies affecting Seller’s Property other than the applicable Leases. Seller has not granted any first right of refusal or other purchase right in favor of any other person or entity, except as may be set forth on Schedule 11(h) hereto; and apart from this Agreement, Seller has not entered into any written agreements for the purchase or sale of Seller’s Property, or any interest therein which has not been terminated;

(i)                 The transactions contemplated hereby either (i) will not constitute a sale of all or substantially all the assets of Seller, or (ii) if such transaction does constitute a sale of all or substantially all the assets of any Seller, Seller shall provide to Buyer at Closing an excise tax lien waiver or such other reasonably obtainable instruments evidencing compliance with laws or payment of taxes to the extent required by the law of the relevant state, or an indemnification from a party reasonably acceptable to Buyer for any resulting liability with respect to the period prior to the Closing;

(j)                 To Seller’s actual knowledge, Schedule 11(j) attached hereto is a true, correct and complete listing of all material warranties in effect for Seller’s Property (the “Warranties”);

(k)               Seller is not a “foreign person” within the meaning of Section 1445(f)(3) of the Internal Revenue Code;

(l)                 With respect to each Guaranty applicable to the Leases on Seller’s Property: (i) the Guaranty forwarded to Buyer under Section 6(b) is a true, correct and complete copy of the Guaranty; and (ii) to Seller’s actual knowledge, the Guaranty is in full force and effect and there is no material default thereunder;

(m)             The Ground Leases forwarded to Buyer under Section 6(b) are true, correct and complete copies of the Ground Leases. To Seller’s actual knowledge, the Ground Leases are in full force and effect and there are no material defaults thereunder;

(n)               There are no employees currently employed by Seller at Seller’s Property who will remain employed following the Closing Date. Seller will not enter into any negotiations or execute any contract with a labor union between the date hereof and the Closing; and

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(o)               The PILOT Agreements forwarded to Buyer under Section 6(b) are true, correct and complete copies of the PILOT Agreements. To Seller’s actual knowledge, the PILOT Agreements are in full force and effect and there are no material defaults thereunder;

As used herein, the term "Seller’s actual knowledge" means the actual knowledge of Steve Bolen, Jeff Zaleon, Shaun Broome and Diane Wild and shall not include any imputed or constructive knowledge; and such persons shall not have any personal liability or be obligated to perform any due diligence investigations in connection with making any representations or warranties herein. The representations and warranties of Sellers shall survive Closing for a period of one hundred eighty (180) days after Closing (the “Survival Period”). If Buyer is aware at Closing or receives any information prior to Closing which indicates that any of Sellers’ representations or warranties in this Agreement are not true as of the Closing and Buyer elects nonetheless to proceed with the Closing, Buyer shall be deemed to have waived any claim for breach of such representation or warranty. In addition, Sellers shall be relieved of any liability for the representations and warranties contained herein with respect to any Ground Lease or any Lease to the extent Buyer has received an estoppel certificate covering the representations and warranties set forth herein from the other party to the Ground Lease or such Lease, as the case may be.

LaSalle Medical Office Fund II, a Maryland real estate investment trust, joins herein for the purpose of (but solely for the purpose of) guaranteeing each of the Seller’s obligations to survive Closing under this Section 11.

12.              Representations by Buyer. Buyer represents and warrants to, and covenants with, Sellers as follows:

(a)                Buyer is duly formed, validly existing and in good standing under the laws of Delaware, is authorized to consummate the transaction set forth herein and fulfill all of its obligations hereunder and under all closing documents to be executed by Buyer, and has all necessary power to execute and deliver this Agreement and all closing documents to be executed by Buyer, and to perform all of Buyer’s obligations hereunder and thereunder. This Agreement and all closing documents to be executed by Buyer have been duly authorized by all requisite corporate or other required action on the part of Buyer and are the valid and legally binding obligation of Buyer, enforceable in accordance with their respective terms. Neither the execution and delivery of this Agreement and all closing documents to be executed by Buyer, nor the performance of the obligations of Buyer hereunder or thereunder will result in the violation of any law or any provision of the organizational documents of Buyer or will conflict with any order or decree of any court or governmental instrumentality of any nature by which Buyer is bound.

(b)               Buyer has not received any written notice that there is currently pending any proceedings, legal, equitable or otherwise, against Buyer which would affect its ability to perform its obligations hereunder.

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(c)                Buyer is not and is not acting on behalf of an "employee benefit plan" within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, a "plan" within the meaning of Section 4975 of the Internal Revenue Code of 1986, as amended, or an entity deemed to hold "plan assets" within the meaning of 29 C.F.R. § 2510.3-101 of any such employee benefit plan or plans.

The representations and warranties of Buyer shall survive Closing for a period of one hundred eighty (180) days after Closing.

13.              Conditions Precedent to Buyer’s Obligations. Buyer’s obligation to pay the Purchase Price, and to accept title to the Properties, shall be subject to compliance by Sellers with the following conditions precedent on and as of the date of Closing:

(a)                Sellers shall deliver to Buyer on or before the Closing the items set forth in Section 10 above;

(b)               Provided Buyer has paid all charges due from Buyer in connection therewith, Buyer shall receive from Escrow Agent or any other title insurer approved by Buyer in its judgment and discretion, a current ALTA owner’s or leasehold form of title insurance policy, or irrevocable and unconditional binder to issue the same, for each Property, with extended coverage for the applicable Property in the amount of the Purchase Price allocated thereto, dated, or updated to, the date of the Closing, insuring, or committing to insure, Buyer’s title in the leasehold estate or fee simple estate, as applicable, in the Property and otherwise in such form and with such endorsements as provided in the title commitment approved by (or deemed approved by) Buyer pursuant to Section 6 hereof and subject only to the Permitted Exceptions (the “Title Policies” and each, a “Title Policy”);

(c)                Each Tenant shall be in possession of a substantial portion of the premises demised under its Lease and paying full and unabated rent under such Lease and no Tenant shall have assigned its Lease or sublet the Property, except as permitted in its Lease;

(d)               The representations and warranties of Sellers contained in this Agreement shall have been true when made and shall be true in all material respects at and as of the date of Closing as if such representations and warranties were made at and as of the Closing, and Sellers shall have performed and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed or complied with by Sellers prior to or at the Closing;

(e)                Sellers shall have delivered the Purchase Option Waivers to Buyer;

(f)                As to each Encumbered Property, Lender shall have given approval of the Loan Assumption on the terms described in Section 3(b) hereof;

(g)               If required under the terms of any Ground Lease, the Ground Lessor shall have consented in writing to the Seller’s assignment of the Ground Lease to Buyer; and

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(h)               If required under the terms of any PILOT Agreement, the government agency thereunder shall have consented in writing to the Seller’s assignment of the PILOT Agreement to Buyer.

In the event that any of the foregoing conditions precedent have not been satisfied or waived by Buyer as of Closing Date with respect to any one or more Properties, as such date may be extended pursuant to the terms hereof, Buyer shall have the right to terminate this Agreement with respect to (but only with respect to) the affected Property or Properties, upon which termination the Purchase Price and Earnest Money shall be prorated as provided in Section 3(a) above, and the portion of the Earnest Money applicable to the affected Properties shall be refunded to Buyer, and with respect to a failure under Sections (a), (d) or (e) above, Sellers shall pay to Buyer upon receipt of reasonable documentary evidence of all of the out-of-pocket costs and expenses actually incurred by Buyer in connection with this Agreement, not to exceed $15,000 with respect to each affected Property, which return and payment shall operate to terminate this Agreement and release Sellers and Buyer from any and all liability hereunder, except those which are specifically stated herein to survive any termination hereof.

14.              Conditions Precedent to Sellers’ Obligations. Sellers’ obligation to deliver title to the Properties shall be subject to compliance by Buyer with the following conditions precedent on and as of the date of Closing:

(a)                Buyer shall deliver to Escrow Agent on the Closing Date the remainder of the Purchase Price, subject to adjustment of such amount pursuant to Section 4 hereof;

(b)               The representations and warranties of Buyer contained in this Agreement shall have been true when made and shall be true in all material respects at and as of the date of Closing as if such representations and warranties were made at and as of the Closing, and Buyer shall have performed and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed or complied with by Buyer prior to or at the Closing;

(c)                As to each Encumbered Property, Lender shall have given approval of the Loan Assumption on the terms described in Section 3(b) hereof; and

(d)               If required under the terms of any Ground Lease, the Ground Lessor shall have consented in writing to the Seller’s assignment of the Ground Lease to Buyer; and

(e)                If required under the terms of any PILOT Agreement, the government agency thereunder shall have consented in writing to the Seller’s assignment of the PILOT Agreement to Buyer.

15.              Notices. Unless otherwise provided herein, all notices and other communications which may be or are required to be given or made by any party to the other in connection herewith shall be in writing and shall be deemed to have been properly given and received on the date: (i) delivered by facsimile transmission or by electronic mail (e.g. email), (ii) delivered in person, (iii) deposited in the United States mail, registered or certified, return receipt requested, or (iv) deposited with a nationally recognized overnight courier, to the addresses set out in Section 1, or at such other addresses as specified by written notice delivered in accordance herewith. Notwithstanding the foregoing, Sellers and Buyer agree that notice may be given on behalf of each party by the counsel for each party and notice by such counsel in accordance with this Section 15 shall constitute notice under this Agreement.

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16.              Sellers Covenants. Each Seller individually agrees that it: (a) shall continue to operate and manage its Property in the same manner in which Seller has previously operated and managed its Property; (b) shall, subject to Section 7 hereof and subject to reasonable wear and tear, maintain its Property in the same (or better) condition as it exists on the date hereof; and (c) shall not, without Buyer’s prior written consent, which, after the expiration of the Due Diligence Period may be withheld in Buyer’s sole discretion: (i) amend any Ground Lease or the Leases applicable to Seller’s Property in any manner, nor enter into any new lease, license agreement or other occupancy agreement with respect to its Property; (ii) consent to an assignment of any Ground Lease or any Lease or a sublease of the premises demised thereunder or a termination or surrender thereof except to the extent Seller is required by the terms thereof to consent to any assignment or sublease of any Lease, in which case Seller shall provide written notice to Buyer of such assignment or sublease promptly after its receipt of Tenant’s request for consent to such assignment or sublease; (iii) terminate any Ground Lease or any Lease nor release any guarantor of or security for any Lease unless required by the express terms of such Lease; and/or (iv) cause, permit or consent to an alteration of the premises demised under any Ground Lease or the Leases (unless such consent is non-discretionary). Sellers shall promptly inform Buyer in writing of any material event which Sellers have actual knowledge of occurring after the date hereof and prior to the Closing, is specific to the Properties and adversely and materially affects the ownership, use, occupancy or maintenance of the Properties, whether insured or not.

17.              Survival; Limitation on Liability. Except as expressly set forth herein, none of the terms and provisions herein shall survive the Closing. Any obligation or liability of either of the parties hereunder shall be enforceable only against, and payable only out of, the property of such party, and in no event shall any officer, director, shareholder, partner, beneficiary, agent, advisor or employee of either party be held to any personal liability whatsoever or be liable for any of the obligations of the parties hereunder.

18.              Performance on Business Days. A "business day" is a day which is not a Saturday, Sunday or legal holiday recognized by the Federal Government. Furthermore, if any date upon which or by which action is required under this Agreement is not a business day, then the date for such action shall be extended to the first day that is after such date and is a business day. When calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded.

19.              Entire Agreement. This Agreement constitutes the sole and entire agreement among the parties hereto and no modification of this Agreement shall be binding unless in writing and signed by all parties hereto. No prior agreement or understanding pertaining to the subject matter hereof (including, without limitation, any letter of intent executed prior to this Agreement) shall be valid or of any force or effect from and after the date hereof.

20.              Severability. If any provision of this Agreement, or the application thereof to any person or circumstance, shall be invalid or unenforceable, at any time or to any extent, then the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby. Each provision of this Agreement shall be valid and enforced to the fullest extent permitted by law

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21.              No Representations or Warranties. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT OR IN THE DOCUMENTS TO BE DELIVERED BY SELLERS TO BUYER AT CLOSING, BUYER ACKNOWLEDGES AND AGREES THAT SELLERS HAVE NOT MADE, DO NOT MAKE AND SPECIFICALLY NEGATE AND DISCLAIM ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, OF, AS TO, CONCERNING OR WITH RESPECT TO (A) THE VALUE, NATURE, QUALITY OR CONDITION OF THE PROPERTIES, INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL AND GEOLOGY, (B) THE INCOME TO BE DERIVED FROM THE PROPERTIES, (C) THE SUITABILITY OF THE PROPERTIES FOR ANY AND ALL ACTIVITIES AND USES WHICH BUYER OR ANY TENANT MAY CONDUCT THEREON, (D) THE COMPLIANCE OF OR BY THE PROPERTIES OR THEIR OPERATION WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY APPLICABLE GOVERNMENTAL AUTHORITY OR BODY, (E) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE PROPERTIES, (F) THE MANNER OR QUALITY OF THE CONSTRUCTION OR MATERIALS, IF ANY, INCORPORATED INTO THE PROPERTIES, (G) THE MANNER, QUALITY, STATE OF REPAIR OR LACK OF REPAIR OF THE PROPERTIES, OR (H) COMPLIANCE WITH ANY ENVIRONMENTAL PROTECTION, POLLUTION OR LAND USE LAWS, RULES, REGULATIONS, ORDERS OR REQUIREMENTS, INCLUDING THE EXISTENCE IN OR ON THE PROPERTIES OF HAZARDOUS MATERIALS OR (I) ANY OTHER MATTER WITH RESPECT TO THE PROPERTIES; AND BUYER HEREBY WAIVES ANY RIGHT TO MAKE ANY CLAIM BASED ON ANY OF THE FOREGOING, INCLUDING, WITHOUT LIMITATION, ANY RIGHT TO MAKE ANY CLAIM AGAINST SELLERS BASED ON THE VIOLATION OF ANY ENVIRONMENTAL LAWS, EXCEPT TO THE EXTENT SUCH CLAIM ARISES OUT OF ANY REPRESENTATION, WARRANTIES, PROMISE, COVENANT, AGREEMENT OR GUARANTY EXPRESSLY SET FORTH IN THIS AGREEMENT OR IN THE DOCUMENTS TO BE DELIVERED BY SELLERS TO BUYER AT CLOSING. ADDITIONALLY, NO PERSON ACTING ON BEHALF OF SELLERS IS AUTHORIZED TO MAKE, AND BY EXECUTION HEREOF BUYER ACKNOWLEDGES THAT NO PERSON HAS MADE, ANY REPRESENTATION, AGREEMENT, STATEMENT, WARRANTY, GUARANTY OR PROMISE REGARDING THE PROPERTIES OR THE TRANSACTION CONTEMPLATED HEREIN; AND NO SUCH REPRESENTATION, WARRANTY, AGREEMENT, GUARANTY, STATEMENT OR PROMISE IF ANY, MADE BY ANY PERSON ACTING ON BEHALF OF SELLERS SHALL BE VALID OR BINDING UPON SELLERS UNLESS EXPRESSLY SET FORTH IN THIS AGREEMENT. BUYER FURTHER ACKNOWLEDGES AND AGREES THAT HAVING BEEN GIVEN THE OPPORTUNITY TO INSPECT THE PROPERTIES, BUYER IS RELYING SOLELY ON ITS OWN INVESTIGATION OF THE PROPERTIES AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY SELLERS, EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT OR IN THE DOCUMENTS TO BE DELIVERED BY SELLERS TO BUYER AT CLOSING, AND AGREES TO ACCEPT THE PROPERTIES AT THE CLOSING AND WAIVE ALL OBJECTIONS OR CLAIMS AGAINST SELLERS (INCLUDING, BUT NOT LIMITED TO, ANY RIGHT OR CLAIM OF CONTRIBUTION) ARISING FROM OR RELATED TO THE PROPERTIES OR TO ANY HAZARDOUS MATERIALS ON THE PROPERTIES, EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT OR IN THE DOCUMENTS TO BE DELIVERED BY SELLERS TO BUYER AT CLOSING. BUYER FURTHER ACKNOWLEDGES AND AGREES THAT ANY INFORMATION PROVIDED OR TO BE PROVIDED WITH RESPECT TO THE PROPERTIES WAS OBTAINED FROM A VARIETY OF SOURCES AND THAT SELLERS HAVE NOT MADE ANY INDEPENDENT INVESTIGATION OR VERIFICATION OF SUCH INFORMATION AND MAKE NO REPRESENTATIONS AS TO THE ACCURACY, TRUTHFULNESS OR COMPLETENESS OF SUCH INFORMATION, EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT. SELLERS ARE NOT LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENT, REPRESENTATION OR INFORMATION PERTAINING TO THE PROPERTIES, OR THE OPERATION THEREOF, FURNISHED BY ANY REAL ESTATE BROKER, CONTRACTOR, AGENT, EMPLOYEE, SERVANT OR OTHER PERSON OTHER THAN SELLERS PURSUANT TO THE EXPRESS TERMS OF THIS AGREEMENT OR THE DOCUMENTS TO BE DELIVERED BY SELLERS TO BUYER AT CLOSING. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT OR IN THE DOCUMENTS TO BE DELIVERED BY SELLERS TO BUYER AT CLOSING, BUYER FURTHER ACKNOWLEDGES AND AGREES THAT TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE SALE OF THE PROPERTIES AS PROVIDED FOR HEREIN IS MADE ON AN "AS IS" CONDITION AND BASIS WITH ALL FAULTS. IT IS UNDERSTOOD AND AGREED THAT THE PURCHASE PRICE HAS BEEN ADJUSTED BY PRIOR NEGOTIATION TO REFLECT THAT ALL OF THE PROPERTIES ARE SOLD BY SELLERS AND PURCHASED BY BUYER SUBJECT TO THE FOREGOING. THE PROVISIONS OF THIS SUBSECTION SHALL SURVIVE THE CLOSING OR ANY TERMINATION HEREOF.

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22.              Applicable Law. This Agreement shall be construed under the laws of the State or Commonwealth in which each of the Properties are located, without giving effect to any state's conflict of laws principles.

23.              Tax-Deferred Exchange. Buyer and Sellers respectively acknowledge that the purchase and sale of the Properties contemplated hereby may be part of a separate exchange (an “Exchange”) being made by each party pursuant to Section 1031 of the Internal Revenue Code of 1986, as amended, and the regulations promulgated with respect thereto. In the event that either party (the “Exchanging Party”) desires to effectuate such an exchange, then the other party (the “Non-Exchanging Party”) agrees to cooperate fully with the Exchanging Party in order that the Exchanging Party may effectuate such an exchange; provided, however, that with respect to such Exchange (a) all additional costs, fees and expenses related thereto shall be the sole responsibility of, and borne by, the Exchanging Party; (b) the Non-Exchanging Party shall incur no additional liability as a result of such exchange; (c) the contemplated exchange shall not delay any of the time periods or other obligations of the Exchanging Party hereby, and without limiting the foregoing, the scheduled date for Closing shall not be delayed or adversely affected by reason of the Exchange; (d) the accomplishment of the Exchange shall not be a condition precedent or condition subsequent to the Exchanging Party's obligations under the Agreement; (e) the Non-Exchanging Party shall not be required to hold title to any land other than the Properties for purposes of the Exchange, and (f) the Exchanging Party shall not be relieved of its obligations hereunder. The Exchanging Party agrees to defend, indemnify and hold the Non-Exchanging Party harmless from any and all liability, damage or cost, including, without limitation, reasonable attorney's fees that may result from Non-Exchanging Party's cooperation with the Exchange. The Non-Exchanging Party shall not, by reason of the Exchange, (i) have its rights under this Agreement, including, without limitation, any representations, warranties and covenants made by the Exchanging Party in this Agreement (including but not limited to any warranties of title, which, if any Seller is the Exchanging Party, shall remain warranties of Seller), or in any of the closing documents (including but not limited to any warranties of title, which, if any Seller is the Exchanging Party, shall remain warranties of Seller) contemplated hereby, adversely affected or diminished in any manner, or (ii) be responsible for compliance with or deemed to have warranted to the Exchanging Party that the Exchange complies with Section 1031 of the Code.

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24.              Brokers’ Commissions. Buyer and Sellers each hereby represent that, except for the Broker listed herein, there are no other brokers involved or that have a right to proceeds in this transaction. Sellers shall be responsible for payment of commissions to the Broker pursuant to a separate written agreement executed by Sellers. Sellers and Buyer each hereby agree to indemnify and hold the other harmless from all loss, cost, damage or expense (including reasonable attorneys' fees at both trial and appellate levels) incurred by the other as a result of any claim arising out of the acts of the indemnifying party (or others on its behalf) for a commission, finder's fee or similar compensation made by any broker, finder or any party who claims to have dealt with such party (except that Buyer shall have no obligations hereunder with respect to any claim by Broker). Sellers shall pay the commission of Broker in full at the Closing. The representations, warranties and indemnity obligations contained in this section shall survive the Closing or the earlier termination of this Agreement.

25.              Assignment. Buyer may not assign its rights under this Agreement except to an entity which is an affiliate of Buyer, provided, however, that no such assignment shall relieve Buyer of any of its obligations hereunder until Closing is complete. Buyer is entering into this Agreement for and on behalf of related special purpose entities listed on Schedule 25 hereto (each, an “Approved Assignee”) and intends to assign to each Approved Assignee its rights hereunder prior to Closing. The notice address for the Approved Assignees is 106 York Road, Jenkintown, PA 19046.

26.              Attorneys’ Fees. In any action between Buyer and Sellers as a result of failure to perform or a default under this Agreement, the prevailing party shall be entitled to recover from the other party, and the other party shall pay to the prevailing party, the prevailing party’s reasonable attorneys’ fees and disbursements and court costs incurred in such action.

27.              Time of the Essence. Time is of the essence with respect to each of Buyer’s and Sellers’ obligations hereunder.

28.              Counterparts; Electronic Signatures. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become a binding agreement when one or more counterparts have been signed by each of the parties and delivered to the other party. Signatures on this Agreement which are transmitted electronically shall be valid for all purposes, however any party shall deliver an original signature on this Agreement to the other party upon request.

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29.              No Recording. Sellers shall not record this Agreement, any memorandum of this Agreement, any assignment of this Agreement or any other document which would cause a cloud on the title to the Properties.

30.              Anti-Terrorism. Each party represents to the other party that neither it nor any of its affiliates, are in violation of any Anti-Terrorism Law (as hereinafter defined) or engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law. “Anti-Terrorism Laws” shall mean any laws relating to terrorism or money laundering, including: Executive Order No. 13224; the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56, as the same has been, or may hereafter be, renewed, extended, amended or replaced; the applicable laws comprising or implementing the Bank Secrecy Act; and the applicable laws administered by the United States Treasury Department’s Office of Foreign Asset Control (as any of the foregoing may from time to time be amended, renewed, extended, or replaced).

31.              314 Audit. Upon Buyer’s request, for a period of one (1) year after Closing, Sellers shall provide Buyer and/or its auditors with the operating statements and related and reasonably requested documentation and support relating to the Properties in order to facilitate an audit under Securities and Exchange Commission (the “SEC”) Regulation S X Section 3.14. The audit shall be at Buyer’s sole cost and expense, and Buyer shall reimburse Sellers for any reasonable third-party costs and expenses Sellers incur in connection with such audit promptly after Buyer’s receipt of reasonable supporting documentation of such costs and expenses. Sellers understand and acknowledge that Buyer is required to file audited financial statements related to the Properties with the SEC within seventy-one (71) days of the Closing Date. Sellers agree to provide necessary operating statements and related requested documentation to the Buyer’s auditors on a timely basis to facilitate Buyer’s timely submission of such audited financial statements. Seller agrees to provide the Buyer’s auditors with reasonable representations and certifications related to the Properties’ operating statements, related documentation and internal control environment regarding information Sellers provide to Buyer’s auditors.

32.              Saint Mary’s Tenant Improvement Allowance. If, as of the Closing Date of the 310 Lafayette Property, the Seller of the 310 Lafayette Property has not already paid in full the tenant improvement allowance payable to Saint Mary’s under any of its Leases (the “Saint Mary’s Leases”), Seller may, in lieu of crediting such remaining tenant improvement allowance against the Purchase Price, deposit such remaining tenant improvement allowance in escrow with the Escrow Agent pursuant to an escrow agreement by and among, Saint Mary’s, Escrow Agent and Seller (to be assigned by Seller to Buyer at Closing), in form and substance mutually agreeable to Buyer, Saint Mary’s and Escrow Agent, which agreement shall provide for the release of the escrowed funds upon satisfaction of the conditions for release of funds contained in the Saint Mary’s Leases (the “Saint Mary’s TI Escrow Agreement”).

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33.              Schedules and Exhibits. Seller shall provide all Schedules required by this Agreement (other than Schedule 25 hereof, which will be provided by Buyer by the Schedule Due Date) and Exhibits B-1 and B-2 within five (5) business days following the date Buyer and Seller execute this Agreement (the “Schedule Due Date”). If applicable, the Due Diligence Period shall be extended by the total number of days which elapse between the Schedule Due Date and the date upon which all required Schedules (including Exhibits B-1 and B-2) have actually been provided to Buyer, or, as applicable, any insufficiently completed Schedules have been corrected to Buyer’s reasonable satisfaction (inclusive of the Schedule Due Date and the last applicable date of delivery or correction, as applicable).

Any Exhibits (other than Exhibits B-1 and B-2) not completed on the date Buyer and Seller execute this Agreement shall be completed within five (5) business days thereof and incorporated into this Agreement with the consent of Buyer and Seller.

[SIGNATURES APPEAR ON THE FOLLOWING PAGES]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.

BUYER:			SELLERS:

AMERICAN REALTY CAPITAL VII, LLC, a Delaware limited liability company			ON BEHALF OF ALL SELLERS LISTED ON EXHIBIT A HEREOF (BUT NOT IN ITS INDIVIDUAL CAPACITY)

By:	/s/ Edward M. Weil, Jr.		LASALLE MEDICAL OFFICE FUND II,
	Name:	Edward M. Weil, Jr.	a Maryland real estate investment trust
	Title:	President
	Date:	1/13/2014

By:	Steven W. Bohen
	Name:	Steven W. Bohen
	Title:	President
	Date:	1/13/2014

FOR PURPOSES OF THE LAST
PARAGRAPH OF SECTION 11 ONLY:

LASALLE MEDICAL OFFICE FUND II,
a Maryland real estate investment trust

/s/ Steven W. Bohen
	Name:	Steven W. Bohen
	Title:	President
	Date:	1/13/2014

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

THE UNDERSIGNED HEREBY ACKNOWLEDGES AND AGREES TO BE BOUND BY THE TERMS OF THIS AGREEMENT RELATING TO ESCROW AGENT AND THE EARNEST MONEY.

ESCROW AGENT:

STEWART TITLE GUARANTY COMPANY

By:	/s/ Annette M. Comer

Name:	Annette M. Comer

Title:	Vice President

Date:	1/14/14

EXHIBIT A

SELLERS

1.	PMB Arrowhead #2 LLC, a Delaware limited liability company – Arrowhead Medical Plaza II

2.	Grand Rapids LaSalle Medical Office, L.L.C., a Delaware limited liability company – 310 Lafayette MOB

3.	LMOF II Bowie Gateway, LLC, a Delaware limited liability company – Bowie Gateway Medical Center

4.	Group Six Properties Stockbridge, LLC, a Georgia limited liability company – Stockbridge Family Medical Center

5.	Village Center Parkway Office Building, L.L.C., a Georgia limited liability company – Village Center Parkway

6.	Creekside Medical Building, L.P., a Georgia limited partnership – Creekside MOB

7.	Benedictine LaSalle Medical Office, L.L.C., a Delaware limited liability company – Benedictine Cancer Center

8.	New Paltz LaSalle Medical Office, L.L.C., a Delaware limited liability company – New Paltz Medical Center

9.	New Windsor LaSalle Medical Office, L.L.C., a Delaware limited liability company – Medical Center of New Windsor

10.	Plank LaSalle Medical Office, L.L.C., a Delaware limited liability company – Plank Medical Center

11.	Cushing LaSalle Medical Office, L.L.C., a Delaware limited liability company – Cushing Center

12.	Slingerlands I LaSalle Medical Office, L.L.C., a Delaware limited liability company – Slingerlands Crossing Phase I

13.	Slingerlands II LaSalle Medical Office, L.L.C., a Delaware limited liability company – Slingerlands Crossing Phase II

2

Exhibit B-1

Leasehold Properties

310 Lafayette MOB

Arrowhead Medical Plaza II

Parcel No. 1:

That portion of the Southwest quarter of Section 30, Township 4 North, Range 2 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, described as follows:

Commencing at a ½-inch rebar marking the Southwest corner of said Section 30, from which a brass cap in a hand hole found at the South quarter corner of said Section 30 bears North 89 degrees 26 minutes 58 seconds East, a distance of 2,435.51 feet;

Thence North 89 degrees 26 minutes 58 seconds East along the South line of said Section 30, a distance of 666.44 feet;

Thence departing said South line North 00 degrees 01 minutes 16 seconds West, a distance of 319.54 feet;

Thence South 89 degrees 58 minutes 44 seconds West, a distance of 5.76 feet to the POINT OF BEGINNING;

Thence North 44 degrees 52 minutes 24 seconds East, a distance of 124.95 feet;

Thence South 89 degrees 54 minutes 27 seconds East, a distance of 125.50 feet;

Thence South 00 degrees 57 minutes 02 seconds East, a distance of 38.35 feet;

Thence South 42 degrees 29 minutes 39 seconds East, a distance of 16.05 feet;

Thence South 43 degrees 57 minutes 04 seconds West, a distance of 17.34 feet;

Thence South 00 degrees 43 minutes 43 seconds West, a distance of 38.98 feet;

Thence North 89 degrees 16 minutes 17 seconds West, a distance of 81.32 feet;

Benedictine Cancer
Center

Cushing Center

Medical Center of New Windsor

Plank Medical Center

Slingerlands Crossing Phase I

Exhibit B-2

Fee Simple Properties

Bowie Gateway Medical Center

Creekside MOB

New Paltz Medical Center

Slingerlands Crossing Phase II

Stockbridge Family Medical Center

Village Center Parkway

Tract II:
All that tract or parcel of land lying and being in Land Lot 14 of the 6th District of Henry County, Georgia, and being 4.941 acres designated as Tract "A", Tract "B" and Tract "D" on a plat of survey prepared for R.C.A. Construction by Larry G. Sibley, GA. R.L.S. #2682, dated 11/23/96, and being more particularly described as follows:

Beginning at an iron pin placed on the Southeastern right-of-way line of Eagles Landing Parkway (200' R/W), said iron pin being 60.48 feet Northeasterly as measured along said right-of-way line from its intersection with the West land lot line of Land Lot 14 of the 6th District, Henry County; thence proceeding along the Southeastern right-of-way line of said Eagles Landing Parkway North 37 degrees 06 minutes 53 seconds East 110.29 feet to an iron pin found; thence continuing along said right-of-way line North 38 degrees 48 minutes 47 seconds East 41.81 feet to an iron pin set; thence continuing along said right-of-way line North 38 degrees 48 minutes 47 seconds East 97.00 feet to an iron pin found; thence continuing along said right-of-way line 57.00 feet to an iron pin set; thence leaving said right-of-way line South 44 degrees 27 minutes 43 seconds East 145.00 feet to an iron pin set; thence proceeding South 66 degrees 23 minutes 46 seconds East 77.52 feet to an iron pin set; thence North 45 degrees 36 minutes 25 seconds East 163.38 feet to an iron pin set; thence South 28 degrees 34 minutes 10 seconds East 247.00 feet to an iron pin found; thence South 01 degrees 13 minutes 50 seconds West 384.687 feet to an iron pin found on the South land lot line of Land Lot 14, said District and County; thence proceeding along said land lot line North 88 degrees 55 minutes 16 seconds West 249.02 feet to an iron pin found; thence leaving said land lot line North 25 degrees 17 minutes 14 seconds East 189.72 feet to an iron pin found; thence proceeding North 30 degrees 50 minutes 59 seconds West 58.24 feet to an iron pin found; thence proceeding South 54 degrees 22 minutes 57 seconds West 64.51 feet to an iron pin found; thence proceeding North 82 degrees 37 minutes 33 seconds West 110.37 feet to an iron pin set; thence continuing North 82 degrees 37 minutes 33 seconds West 52.00 feet to an iron pin found; thence proceeding North 45 degrees 56 minutes 44 seconds West 249.68 feet to an iron pin found on the Southeastern right-of-way line of Eagles Landing Parkway, said iron pin being the Point of Beginning.

This being the same property described in Warranty Deed from Mark A. Conner to Tomac Construction, Inc., dated 8/29/97, filed for record at Deed Book 2664, Page 224, Henry County, Georgia records, which same is incorporated herein for a more specific description of subject property.

Less and Except as to Tract II only:

All that tract or parcel of land lying and being in Land Lot 14 of the 6th District of Henry County, Georgia, and being 1.47 acres as shown on a plat of survey prepared for McMillan McDonald Builders, Inc., prepared by William E. Burton, GA. R.L.S. #2567, dated 6/12/98, and recorded at Plat Book 27, Page 243, Henry County records. The description of the property as contained on said plat of survey is incorporated herein by reference and made a part hereof. This being the same property described in a Warranty Deed from Tomac Construction, Inc. to Cu Viet Lee, filed for record at Deed Book 2940, Page 112, Henry County records, which same is incorporated herein for a more specific described of subject property.

EXHIBIT C

Form of Assignment and Assumption of Ground Lease

This document prepared by:
(and return to :)

___________________________
___________________________
___________________________
___________________________

______________________________, a ________________ limited liability company ("Assignor"), in consideration of the sum of Ten and No/100 Dollars ($10.00) in hand paid and other good and valuable consideration, the receipt of which is hereby acknowledged, hereby assigns, transfers, sets over and conveys to ______________________________, a ________________ limited liability company ("Assignee"), all of Assignor's right, title and interest in and to (a) that certain Ground Lease, dated as of _____________________, by and between ____________________, a ________________ limited liability company, as landlord, and Assignor, as tenant (as amended, supplemented and/or modified from time to time, the “Ground Lease”), a memorandum of which was recorded on [_____________ ___, ______] as document [______________________________] in the [______________________________] of [___________________], covering that certain real property located at _____________________________, being more particularly described on Exhibit A attached hereto and incorporated herein (the “Land”), together with all of Assignor's right, title and interest in and to all buildings, facilities and other improvements located thereon (collectively, the “Improvements”); (b) the leasehold estate as set forth in the Ground Lease; (c) any unpaid award for (i) any taking or condemnation of the Land, the Improvements or any portion thereof, or (ii) any damage to the Land or the Improvements by reason of a change of grade of any street or highway; and (d) all easements, licenses, rights and appurtenances relating to any of the foregoing.

Subject to the limitations set forth below, Assignor does hereby agree to defend, indemnify and hold harmless Assignee from any liability, damages (excluding speculative damages, consequential damages and lost profits), causes of action, expenses and reasonable attorneys' fees incurred by Assignee by reason of any claims by the lessor under the Ground Lease based on the failure of Assignor to have fulfilled, performed and discharged all of the various commitments, obligations and liabilities of the lessee under and by virtue of the Ground Lease prior to the date of this Assignment. Subject to the limitations set forth below, Assignee does hereby agree to defend, indemnify and hold harmless Assignor from any liability, damages (excluding speculative damages, consequential damages and lost profits), causes of action, expenses and reasonable attorneys' fees incurred by Assignor by reason of any claims by the lessor under the Ground Lease based on the failure of Assignee to have fulfilled, performed and discharged all of the various commitments, obligations and liabilities of the lessee under and by virtue of the Ground Lease on and after the date of this Assignment.

By executing this assignment, Assignee hereby accepts the assignment of and assumes and agrees to perform the lessee’s obligations set forth in the Ground Lease from and after the date hereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment this ______ day of ______________, 2014, which Assignment is effective this date. This Assignment may be executed in counterparts, which when taken together shall be deemed one agreement.

ASSIGNOR:

,
a _____________ limited liability company

By:
Name:
Title:

ASSIGNEE:

,
a _____________ limited liability company

By:
Name:
Title:

EXHIBIT A

LAND

EXHIBIT D

Form of Assignment and Assumption of
Leases, Guaranties and Security Deposit

______________________________ ("Assignor"), in consideration of the sum of Ten and No/100 Dollars ($10.00) in hand paid and other good and valuable consideration, the receipt of which is hereby acknowledged, hereby assigns, transfers, sets over and conveys to ______________________________ ("Assignee"), and Assignee hereby assumes from Assignor, all of Assignor's right, title and interest in and to those leases described in Exhibit A attached hereto and made a part hereof (as amended from time to time, the “Leases”), including any and all security deposits under the Leases, together with all of Assignor’s right, title and interest in and to those lease guaranties described in Exhibit B attached hereto and made a part hereof (as amended from time to time).

Subject to the limitations set forth below, Assignor does hereby agree to defend, indemnify and hold harmless Assignee from any liability, damages (excluding speculative damages, consequential damages and lost profits), causes of action, expenses and reasonable attorneys' fees incurred by Assignee by reason of any claims by the tenants under the Leases based on the failure of Assignor to have fulfilled, performed and discharged all of the various commitments, obligations and liabilities of the lessor, or landlord under and by virtue of the Leases prior to the date of this Assignment. Subject to the limitations set forth below, Assignee does hereby agree to defend, indemnify and hold harmless Assignor from any liability, damages (excluding speculative damages, consequential damages and lost profits), causes of action, expenses and reasonable attorneys' fees incurred by Assignor by reason of any claims by the tenants under the Leases based on the failure of Assignee to have fulfilled, performed and discharged all of the various commitments, obligations and liabilities of the Landlord under and by virtue of the Leases on and after the date of this Assignment.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment this ______ day of ______________, 2014, which Assignment is effective this date. This Assignment may be executed in counterparts, which when taken together shall be deemed one agreement.

ASSIGNOR:

By:
Name:
Title:

ASSIGNEE:

By:
Name:
Title:

Exhibit A

Leases

Exhibit B

Guaranties

EXHIBIT E

FORM OF BILL OF SALE

For valuable consideration, the receipt and sufficiency of which is hereby acknowledged, ______________________________, a ___________________________, having an address at ____________________________ (“Sellers”), hereby bargains, sells, conveys and transfers to ____________________________ (“Buyer”), a _______________________________, all of Sellers’ right, title and interest in and to those certain items of personal and intangible property (including any warranty made by third parties in connection with the same and the right to sue on any claim for relief under such warranties) (the “Personal Property”) located at or held in connection with that certain real property located in the State of __________________________, as more particularly described on Schedule A attached hereto and made a part hereof.

Sellers has not made and does not make any express or implied warranty or representation of any kind whatsoever with respect to the Personal Property, including, without limitation, with respect to title, merchantability of the Personal Property or its fitness for any particular purpose, the design or condition of the Personal Property; the quality or capacity of the Personal Property; workmanship or compliance of the Personal Property with the requirements of any law, rule, specification or contract pertaining thereto; patent infringement or latent defects. Buyer accepts the Personal Property on an “as is, where is” basis.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, Sellers has caused this instrument to be executed and delivered as of this ___ day of _______, 2014.

SELLERS:

By:

Name:

Title:

SCHEDULE A

TO BILL OF SALE

[Add legal description of Real Property]

EXHIBIT F

Form of Assignment and Assumption of Contracts,

Permits, Licenses and Warranties

THIS ASSIGNMENT AND ASSUMPTION, made as of the ___ day of ________, 2014, by and between _________________, a __________________________ (“Assignor”), and _____________________________, ____________________________________(“Assignee”).

W I T N E S S E T H:

WHEREAS, by Agreement of Purchase and Sale (the “Purchase Agreement”) dated as of ________, 2014, between Assignor and Assignee, Assignee has agreed to purchase from Assignor as of the date hereof, and Assignor has agreed to sell to Assignee, that certain property located at ________________________ (the “Property”); and

WHEREAS, Assignor desires to assign to Assignee, and Assignee desires to assume, as of the date hereof all of Assignor’s right, title and interest in contracts, permits, licenses and warranties held by Assignor in connection with the Property, including without limitation any and all guaranties of leases relating to the Property (collectively, the “Contracts”).

NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Assignor hereby assigns, sets over and transfers unto Assignee to have and to hold from and after the date hereof all of the right, title and interest of Assignor in, to and under the Contracts; and Assignee hereby assumes such right, title and interest. Assignor agrees without additional consideration to execute and deliver to Assignee any and all additional forms of assignment and other instruments and documents that may be reasonably necessary or desirable to transfer or evidence the transfer to Assignee of any of Assignor's right, title and interest to any of the Contracts.

This Assignment shall be governed by the laws of the State of _____________, applicable to agreements made and to be performed entirely within said State.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, Assignor has duly executed this Assignment as of the date first above written.

ASSIGNOR:

a

By:
Name:
Title:

ASSIGNEE:

By:
Name:
Title:

EXHIBIT G

FORM OF TENANT ESTOPPEL CERTIFICATE

THIS ESTOPPEL CERTIFICATE (this “Certificate”) is made as of the date set forth on the signature page below by _________________________, a _________________________ (“Tenant”), to and for the benefit of ________________________ (“_______”), ____________________________ (“Approved Assignee”; ______________ and Approved Assignee are hereinafter referred to, individually and collectively, as “Buyer”), Approved Assignee’s lender (“Lender”) and their respective successors and assigns.

Tenant certifies as follows:

1.                  Tenant is the tenant under that certain [Lease Agreement] dated as of _________ __, ____, [as amended by [insert any modifications to Lease] ([collectively,] the “Lease”) by and between _________________________ (“Landlord”) and _________________________ (“Tenant”), pursuant to which Tenant leases certain premises known as [Suite ____], consisting of _______ rentable square feet, at that real property located at _________________________________________ (the “Premises”).

2.                  Except as set forth above, the Lease has not been modified, changed, altered, supplemented or amended in any respect, nor have any provisions thereof been waived.

3.                  The Lease is valid and in full force and effect on the date hereof. The Lease represents the entire agreement between Landlord and Tenant with respect to the Premises and the land on which the Premises are situated.

4.                  Tenant is not entitled to, and has made no agreement with Landlord or its agents or employees concerning, free rent, partial rent, rebate of rent payments, credit or offset or reduction in rent, or any other type of rental concession including, without limitation, lease support payments, lease buy-outs, or assumption of any leasing or occupancy agreements of Tenant, except as follows: ________________________ (if none, please state “none”).

5.                  The initial term of the Lease began on __________ __, _____ and expires on ________ __, 20__. The Rent Commencement Date was __________ __, ____. Tenant has accepted possession of the Premises and is open for business. Tenant has not sublet all or a portion of the Premises to any sublessee and has not assigned, transferred or encumbered any of its rights or interests under the Lease, except as follows: ________________________ (if none, please state “none”).

6.                  Tenant has no outstanding options or rights to renew or extend the term of the Lease, except as follows: ________________________ (if none, please state “none”). Tenant has no outstanding expansion options, other options, rights of first refusal or rights of first offer to purchase the Premises or any part thereof and/or the land on which the Premises are situated, or rights of first offer to lease with respect to all or any part of the Premises.

7.                  The [Base Annual Rent] payable under the Lease is $____________ ($_________ monthly). Such [Base Annual Rent] payable under the Lease shall be adjusted during the initial term of the Lease as follows: (a) from ___________, 20__ to and including ______________, 20__, the Base Annual Rent shall be $_______ ($_______ monthly), (b) from ___________, 20___ to and including ____________, 20___ the Base Annual Rent shall be $________ ($________ monthly); [and from __________, 20__ to and including __________, 20___ the fixed annual minimum rent shall be $_________ ($__________ monthly)]. Such rent has been paid through and including the month of ____________, 200_. Additional rent under the Lease has been paid through and including the month of __________, 200_. No such rent (excluding security deposits) has been paid more than one (1) month in advance of its due date.

8.                  Tenant's security deposit, if any, is $_________________ (if none, please state “none”).

9.                  No event has occurred and no condition exists that constitutes, or that with the giving of notice or the lapse of time or both, would constitute, a default by Tenant or, to Tenant’s knowledge, Landlord under the Lease. Tenant has no existing defenses or offsets against the enforcement of the Lease by Landlord.

10.              (a) All required contributions by Landlord to Tenant on account of Tenant's improvements have been received by Tenant and all of Tenant's tenant improvements have been completed in accordance with the terms of the Lease.

   (b) Landlord has satisfied all its obligations to Tenant arising out of or incurred in connection with the construction of the tenant improvements on the Premises and no off-set exists with respect to any rents or other sums payable or to become payable by the Tenant under the Lease.

11.              All licenses necessary for using and operating the Premises for the purposes permitted under the Lease are held by Tenant and are in full force and effect.

12.              This Certificate is delivered to induce Buyer to acquire the Premises and Lender to approve Buyer’s assumption of Landlord’s financing in connection with such acquisition, with the understanding that Buyer and Lender shall rely upon the truth of the matters set forth in this Certificate.

[SIGNATURE PAGE FOLLOWS]

The undersigned is duly authorized to execute this Certificate.

Dated: ____________, 2014

TENANT:

,
a

By:
Name:
Title:

[DELETE THE FOLLOWING SECTION IF THE LEASE IS NOT GUARANTEED]

[_________________________, a _________________________] (“Guarantor”) certifies to and for the benefit of Buyer, Lender and their respective successors and assigns as follows:

With respect to that certain [Guaranty], dated as of ________ __, ____, by Guarantor to and for the benefit of Landlord (the “Guaranty”): (a) Guarantor is the guarantor of the Lease pursuant to the Guaranty; (b) the Guaranty has not been modified, changed, altered, supplemented or amended in any respect, nor have any provisions thereof been waived; (c) the Guaranty is valid and in full force and effect on the date hereof; and (d) no voluntary actions or, to Guarantor’s best knowledge, involuntary actions are pending against Guarantor under the bankruptcy laws of the United States or any state thereof. This Certificate is delivered to induce Buyer to acquire the Premises and Lender to approve Buyer’s assumption of Landlord’s financing in connection with such acquisition, with the understanding that Buyer and Lender shall rely upon the truth of the matters set forth in this Certificate. The undersigned is duly authorized to execute this Certificate.

Dated: ____________, 2014

GUARANTOR:

,
a

By:
Name:
Title:

FORM OF GROUND LESSOR ESTOPPEL CERTIFICATE

GROUND LESSOR ESTOPPEL CERTIFICATE

(“Estoppel”)

____________________ ___, 2014

American Realty Capital VII, LLC and

___________________ (individually and collectively, “Buyer”)

106 York Road
Jenkintown, PA 19046

Re:	________[Street Address]________________, as more particularly described on Exhibit A attached hereto and made a part hereof (the “Property”)

Ladies and Gentlemen:

The undersigned, _________________________, a _____________________ (together with its successors and assigns, “Lessor”), as Lessor under that certain [Ground Lease], dated as of ______________, _____, by and between Lessor and _____________________, a _________________ (together with its successors and assigns, “Ground Tenant”) (as amended, supplemented and/or modified from time to time, the “Lease”), which covers the Property, hereby warrants, represents, agrees and certifies to Buyer and any lender, mortgagee or beneficiary under a deed of trust, and their successors and assigns as follows, as of the date hereof:

1.                  Lessor is the fee owner of the Property. Lessor has not encumbered or mortgaged its fee interest in the Property, except to ______________________. Ground Tenant is the tenant under the Lease and to the best of Lessor’s actual knowledge is the owner of the leasehold estate in the Property.

2.                  The Lease is in full force and effect. There are no other agreements other than the Lease, whether oral or written, between Ground Tenant and Lessor concerning the Property.

3.                  There have been no amendments, assignments or modifications of the Lease except as set forth on Exhibit B.

4.                  The current rent payable under the Lease is $____________ per annum, payable in _____ installments, and has been paid in full through ______________. The monthly common area or other charges are $___________. No rent or other charge due from Ground Tenant to Lessor is overdue.

5.                  The term of the Lease commenced on _____________ and expires on ______________ (the “Term”). Ground Tenant has no outstanding options or rights to renew or extend the term of the Lease, except as follows: ________________________ (if none, please state “none”). Lessor does not have a right of first refusal or right of first offer with respect to the leasehold estate in the Property or the option to purchase the leasehold estate in the Property at any time during the Term except as follows: ________________________ (if none, please state “none”).

6.                  Lessor has not delivered or received any notices of default under the Lease; and, to Lessor’s knowledge, there is no material default by Ground Tenant or Lessor under the Lease, nor has any event or omission occurred which, with the giving of notice or the lapse of time, or both, would constitute a material default thereunder.

7.                  Any improvements required by the terms of the Lease to be made by Ground Tenant have been completed to the satisfaction of Lessor and any improvements required by the terms of the Lease to be made by Lessor have been completed to the satisfaction of Ground Tenant. Ground Tenant’s current use and operation of the Property complies with any use covenants or operating requirements contained in the Lease. Lessor has not received written notice of any pending eminent domain proceedings or other governmental actions or any judicial actions of any kind against Lessor’s interest in the Property.

8.                  [Lessor hereby consents to the sale and assignment by Ground Tenant to Buyer of all of Ground Tenant’s right, title and interest in and to the Lease and the leasehold estate created thereby.][TO BE DELETED IF LESSOR HAS NO CONSENT RIGHTS UNDER THE LEASE].

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned has caused this Estoppel to be executed as of the day and year first above written.

LESSOR:

,
a

By:
Name:
Title:

Exhibit A

Legal Description of Property

Exhibit B

Amendments to Lease

EXHIBIT H

FORM OF NOTICE TO TENANT

TO: [Tenant]

Re: Notice of Change of Ownership of ______________________________

Ladies and Gentlemen:

YOU ARE HEREBY NOTIFIED AS FOLLOWS:

That as of the date hereof, the undersigned has transferred, sold, assigned, and conveyed all of its right, title and interest in and to the above-described property, (the “Property”) to [INSERT NAME OF BUYER] (the “New Owner”) and assigned to New Owner, all of the undersigned’s right, title and interest under that certain Lease, dated _________, between ________as tenant and ____________as landlord (the “Lease”), together with any security deposits or letters of credit held thereunder.

Accordingly, New Owner is the landlord under the Lease and future notices and correspondence with respect to your leased premises at the Property should be made to the New Owner at the following address:

___________________________

___________________________

With a copy to:

___________________________

___________________________

You will receive a separate notification from New Owner regarding the new address for the payment of rent. In addition, to the extent required by the Lease, please amend all insurance policies you are required to maintain pursuant to the Lease to name New Owner as an additional insured thereunder and promptly provide New Owner with evidence thereof.

[SIGNATURE PAGE FOLLOWS]

Very truly yours, [PRIOR LANDLORD)

By:
Name:
Title: